CONFIDENTIAL TREATMENT REQUESTED.  INFORMATION FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED IS OMITTED AND MARKED WITH “[***]” AND HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

Exhibit 10.2

Execution Copy

CONFIDENTIAL SETTLEMENT AGREEMENT AND RELEASE

This CONFIDENTIAL SETTLEMENT AGREEMENT AND RELEASE (“Settlement Agreement” or this “Agreement”) is made as of this 19th day of April, 2013 (the “Signing Date”), by and among Mortgage Guaranty Insurance Corporation (“MGIC”), Countrywide Home Loans, Inc. (“CHL”) and Bank of America, N.A., in its capacity as master servicer or servicer of Subject Loans (“Servicer”).  Each of MGIC, CHL and Servicer is referred to herein as a “Party” and are collectively referred to herein as the “Parties.”  Capitalized terms have the meanings given them in Section 1.

RECITALS

WHEREAS, MGIC issued mortgage insurance policies on the Subject Loans;

WHEREAS, on or about December 17, 2009, CHL and Servicer initiated the Litigation Action in San Francisco Superior Court (“Superior Court”) against MGIC;

WHEREAS, on or about January 19, 2010, MGIC removed the Litigation Action to the United States District Court for the Northern District of California (“District Court”);

WHEREAS, on or about February 24, 2010, MGIC initiated the Arbitration Action before the American Arbitration Association against CHL and Servicer (as successor in interest to BAC Home Loans Servicing f/k/a Countrywide Home Loans Servicing LP);

WHEREAS, on or about March 16, 2010, CHL and Servicer (on behalf of itself and as successor in interest by de jure merger to Countrywide Bank FSB, formerly Treasury Bank and as successor in interest to BAC Home Loans Servicing f/k/a Countrywide Home Loans Servicing LP), filed a counterclaim against MGIC in the Arbitration Action;

WHEREAS, on or about March 30, 2010, the District Court granted CHL and Servicer’s motion to remand the Litigation Action to the Superior Court;

WHEREAS, on or about March 31, 2010, MGIC moved to stay the District Court’s order of remand pending appeal to the United States Court of Appeals for the Ninth Circuit (“Ninth Circuit”), Case No. 10-15996;

WHEREAS, on or about April 27, 2010, MGIC timely appealed to the Ninth Circuit from the District Court's order granting CHL and Servicer’s motion to remand;

WHEREAS, on or about May 4, 2010, the District Court denied MGIC’s motion to stay the order of remand pending appeal to the Ninth Circuit;

WHEREAS, on or about October 13, 2010, the Superior Court granted MGIC’s motion to stay the action in state court pending a final ruling in the Ninth Circuit;

WHEREAS, on or about January 17, 2011, MGIC filed its Answer and Counterclaims to Respondents’ Counterclaims in the Arbitration Action;

WHEREAS, on or about June 15, 2011, the Ninth Circuit reversed the District Court’s remand order;

WHEREAS, on or about October 18, 2011, the District Court granted MGIC’s motion to stay the Litigation Action in federal court pending arbitration;

WHEREAS, each of the Parties acknowledges that absent this Settlement Agreement, the Parties would continue to prosecute or defend their positions related to the Mortgage Insurance Dispute, including in the Arbitration Action and the Litigation Action;

WHEREAS, except as set forth in this Settlement Agreement, the Parties now desire to limit the expense, inconvenience, and distraction of litigation, including in the Arbitration Action and the Litigation Action, and wish to resolve their claims and differences related to the Mortgage Insurance Dispute;

WHEREAS, MGIC provided insurance on CHL-originated or acquired loans that were then either sold to third party investors (“Third Party PLS/Other Loans”) or deposited into Countrywide sponsored residential mortgage backed securitization trusts (“Countrywide PLS Loans”);

WHEREAS, MGIC and Servicer are entering contemporaneously into a separate Confidential Settlement Agreement and Release (the “MGIC/BANA Settlement Agreement”) governing MGIC’s insurance obligations on certain loans that CHL sold to the GSEs, or which are currently owned by either Servicer or CHL;

WHEREAS, this Settlement Agreement addresses MGIC’s insurance obligations with respect to Third Party PLS/Other Loans and Countrywide PLS Loans, as defined herein;

WHEREAS, Servicer either was or currently is the servicer or master servicer on the Subject Loans, and as such, had or has certain mortgage loan servicing-related rights and obligations;

WHEREAS, unless terminated, this Settlement Agreement will be implemented as of the applicable Other Implementation Date(s); and

WHEREAS, neither Party, by entering into this Settlement Agreement, admits the accuracy of any position advanced by any other Party.

NOW, THEREFORE, intending to be legally bound, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, including the promises and the other matters contained herein, the Parties agree as follows:

AGREEMENT

1.	Definitions.

The following definitions govern this Settlement Agreement:

(a)
“Affiliate” means, with respect to each of MGIC, CHL and Servicer, each of those entities listed on Exhibit 21 to the annual report on Form 10-K most recently filed with the United States Securities and Exchange Commission in the case of MGIC, by MGIC Investment Corporation, a Wisconsin corporation, and in the case of CHL and Servicer, by Bank of America Corporation, a Delaware corporation.

(b)
“ADR Procedure” means the alternative dispute resolution procedure set forth in Section 11(b) with respect to any dispute arising out of an Exclusion applied by MGIC with respect to one or more Covered Loans.

(c)
“Applicable Reduction” means a ten percent (10%) reduction of the Contested Notices Amount on the last day of each calendar quarter, beginning on the last day of the first calendar quarter following the Initial Implementation Date and ending when the Contested Notices Amount is reduced to or below zero; provided that a reduction shall occur only (i) if the OCI has not initiated and is not pursuing an action as contemplated by Section 12(b) during the applicable calendar quarter, or (ii) if the OCI initiated such action, (A) as of the last day of such calendar quarter the OCI either has discontinued or has informed MGIC that it is not pursuing such action, or (B) a final court order has been entered dismissing such action with prejudice.  If clause (ii) of the preceding sentence should apply, then the Contested Notices Amount shall be reduced by the Applicable Reduction for that quarter and for each previous quarter in which the Applicable Reduction was not applied.

(d)
“Arbitration Action” means the arbitration proceeding captioned Mortgage Guaranty Insurance Corporation v. Countrywide Home Loans, Inc., et al., American Arbitration Association, Case No. 51 148 Y 00398 10.

(e)	“Category” means each of the following as a separate group: (i) Countrywide PLS Loans; and (ii) Third Party PLS/Other Loans.

(f)
“Causes of Action” means all claims, damages, demands, proceedings, liens, agreements, contracts, covenants, actions, suits, causes of action, obligations, controversies, debts, costs, expenses (including, but not limited to, attorneys’ fees and costs associated with any court or administrative proceedings), judgments, orders and liabilities, of any kind whatsoever, in law, equity or otherwise, whether now known or unknown, suspected or unsuspected, certain or speculative, and whether concealed or hidden, which have existed, may have existed, or do exist.

(g)	“CHL” means Countrywide Home Loans, Inc. as set forth in the Preamble.

(h)	“CHL Escrow Account” means the escrow account established pursuant to Section 2(c) into which CHL will deposit the CHL Escrow Amount.

(i)	“CHL Escrow Amount” means the amount of [***], to be deposited into the CHL Escrow Account by CHL as set forth in Section 2(a), and disbursed as set forth in Section 8.

(j)
“CHL Released Parties” means CHL, each of its Affiliates (including without limitation Servicer), and each of CHL’s and such Affiliates’ respective predecessors, successors, and assigns, and all of their respective shareholders, directors, officers, employees and agents.

(k)
“CHL Releasors” means CHL, each of its Affiliates (including without limitation Servicer), and each of CHL’s and such Affiliates’ respective predecessors, successors, and assigns, and all of their respective shareholders, directors, officers, employees and agents.

(l)	“Claim” has, with respect to any Subject Loan, the meaning set forth in the applicable Master Policy.

(m)	“Claim Group” means one or more disputed claims but not in excess of fifteen (15) disputed claims.

(n)
“Confidential Information” means the content of this Settlement Agreement that is nonpublic, the negotiation of this Settlement Agreement, and any discussions or information (written or oral) exchanged during the Arbitration Action, the Litigation Action, or any dispute resolution pursuant to Section 11, including any written decision or award issued by any arbitrator described in Section 11.  Confidential Information does not include information that (i) was or becomes generally available to the public, other than as a result of a disclosure by a Party or a representative of a Party in violation of the provisions of Section 16, or (ii) becomes available to a Party on a non-confidential basis from an independent source which is not bound by any obligation to keep such Confidential Information confidential.

(o)
“Contested Notices Amount” means an amount calculated as of the Initial Implementation Date equal to (x) the sum of all of the Claim benefit amounts of the Past Coverage Determination Loans less (y) the sum of (i) the amount of the Settlement Payment and (ii) the aggregate amount of the premium refund checks associated with the Past Coverage Determination Loans.

(p)	“Countrywide PLS Loans” means those loans identified as Countrywide PLS Loans on any of Schedules 1 through 9, which include loans held in Countrywide-sponsored private label securitizations.

(q)
“Coverage Rescission” means a rescission or denial of coverage under an applicable Master Policy by reason of any fact, event or circumstance other than a fact, event or circumstance which is the basis for an Exclusion.

(r)
“Covered Loans” means (i) those loans that have coverage in-force as of December 31, 2012, or coverage was in-force prior to a default that existed as of December 31, 2012, listed on Schedule 1 as of the Signing Date, as updated pursuant to Section 3(a), and as finalized with respect to the applicable Other Implementation Date pursuant to Section 3(b), including, for the avoidance of doubt, the Pending Rescission Loans, and (ii) the Recently Rescinded Loans.

(s)
“Current Liability Amount” means an amount calculated as of the date the OCI files a court complaint in an action that seeks an order of the type referred to in Section 12(b) equal to (x) the Contested Notices Amount less (y) all Applicable Reductions.

(t)	“Curtailment” means any reduction or correction by MGIC to some portion of a payment of a Claim on a Subject Loan based on alleged loan servicing-related conduct.

(u)
“Denial Settlement Payment” means the amount of [***], to be deposited to the Escrow Accounts by MGIC as set forth in Section 2(a), and disbursed as set forth in Section 8.  The Denial Settlement Payment with respect to the Countrywide PLS Loans and the Third Party PLS/Other Loans shall be allocated among the loans identified on Schedule 9, as finalized pursuant to Section 3(b)(ii).

(v)	“Disclosee” means the Party from whom the disclosure of Confidential Information is sought by any nonparty as described in Section 16(b).

(w)
“Dispute” means any dispute between the Parties arising under or relating to this Settlement Agreement that does not involve (i) an Exclusion to be resolved pursuant to the ADR Procedure set forth in Section 11(b), (ii) enforcement of an arbitral decision rendered pursuant to Section 11(b) or 11(c), or (iii) any Curtailment.

(x)	“District Court” means the United Stated District Court for the Northern District of California as set forth in the Recitals.

(y)	“DPO” means any OCI administrative order under which MGIC may be operating after the applicable Other Implementation Date that requires MGIC to pay Claims in part by deferred payment obligations.

(z)	“Escrow Accounts” means the CHL Escrow Account and the MGIC Escrow Account to be established pursuant to Section 2(c).

(aa)	“Escrow Agreement” means an escrow agreement in the form of Exhibit H with U.S. Bank National Association, or other escrow agent mutually agreed by the Parties.

(bb)
“Exclusion” means a basis to either rescind coverage or deny a Claim or coverage under an applicable Master Policy for a Covered Loan if, and only if, the applicable Master Policy provision permitting such rescission or denial is specified on Exhibit F.

(cc)	“GSEs” means the Federal National Mortgage Association (“Fannie Mae”) and the Federal Home Loan Mortgage Corporation (“Freddie Mac”).

(dd)
“Indemnified Party” means each of MGIC and its Affiliates, on the one hand, and each of CHL and Servicer and their respective Affiliates, on the other hand, which shall be indemnified, defended and held harmless by the other Party as set forth in this Agreement.

(ee)	“Indemnifying Party” means each of MGIC, CHL and Servicer, which shall indemnify, defend and hold harmless the Indemnified Party as set forth in this Agreement.

(ff)	“Initial Implementation Date” has the meaning given it in the MGIC/BANA Settlement Agreement.

(gg)
“Litigation Action” means the action currently captioned Countrywide Home Loans, Inc., et al. v. Mortgage Guaranty Insurance Corporation, United States District Court for the Northern District of California, Case No. CV 10-00233 JSW, on removal from San Francisco Superior Court Case No. CGC-09-495278.

(hh)	“Loss” has, with respect to any Subject Loan, the meaning set forth in the applicable Master Policy, including corrections and curtailments, and for the avoidance of doubt, Curtailments.

(ii)
“Master Policy” means, with respect to any Subject Loan, the applicable mortgage guaranty master policy (Form #71-7135, 71-70283, or 71-70276) and all applicable endorsements under which MGIC provided primary mortgage guaranty insurance on the Subject Loan, and the related certificate issued under any Master Policy.

(jj)	“MGIC” means Mortgage Guaranty Insurance Corporation as set forth in the Preamble.

(kk)	“MGIC/BANA Settlement Agreement” means the Confidential Settlement Agreement and Release between MGIC and Bank of America, N.A. as set forth in the Recitals.

(ll)	“MGIC Escrow Account” means the escrow account established pursuant to Section 2(c) into which MGIC will deposit the Settlement Payment and the Denial Settlement Payment.

(mm)
“MGIC Released Parties” means MGIC, each of its Affiliates, and each of MGIC’s and its Affiliates’ predecessors, successors, and assigns, and all of their respective shareholders, directors, officers, employees and agents.

(nn)
“MGIC Releasors” means MGIC, each of its Affiliates, and each of MGIC’s and its Affiliates’ predecessors, successors, and assigns, and all of their respective shareholders, directors, officers, employees and agents.

(oo)	“Monthly Loan Report” means each reconciliation loan report to be delivered by MGIC pursuant to Section 3(a).

(pp)
“Mortgage Insurance Dispute” means all Causes of Action related to the Subject Loans arising from, under, or in connection with, or otherwise related in any way to, (i) mortgage insurance coverage provided by MGIC with respect to the Subject Loans and (ii) [***], including, for the avoidance of doubt, those Causes of Action at issue between the Parties in the Arbitration Action and the Litigation Action; provided that such Causes of Action include Causes of Action with respect to the Countrywide PLS Loans and the Third Party PLS/Other Loans only to the extent that an Other Implementation Date has occurred with respect to such Countrywide PLS Loans and Third Party PLS/Other Loans; and provided, further, that the Mortgage Insurance Dispute does not include any Causes of Action or defenses related to any Curtailments.

(qq)	“Ninth Circuit” means the United States Court of Appeals for the Ninth Circuit as set forth in the Recitals.

(rr)
“Non-Consenting Loans” means those Countrywide PLS Loans or Third Party PLS/Other Loans that do not receive Other Consent pursuant to Section 5, designated as Non-Consenting Loans on Schedule 11 pursuant to Section 3(b)(ii) and are therefore, no longer a Subject Loan.

(ss)	“OCI” means the Wisconsin Office of the Commissioner of Insurance.

(tt)	“OCI Consent” means the interpretive letter from the OCI received pursuant to Section 4(a).

(uu)	“Other Consent” means written consent obtained from a Trustee/Other pursuant to Section 5 with respect to a particular Trust/Other.

(vv)
“Other Implementation Date” means one or more dates mutually agreed upon by the Parties with respect to one or more Trust/Others that occurs on the Initial Implementation Date or on the last day of a month after the Initial Implementation Date, provided that (i) the first Other Implementation Date shall occur no earlier than the end of the Transfer Period; and (ii) prior to each Other Implementation Date, (x) Other Consent has been obtained with respect to such Trust/Other(s) and (y) the dismissal of the Arbitration Action pursuant to Section 6(d) as to all of the Countrywide PLS Loans or Third Party PLS/Other Loans held by such Trust/Other(s) has occurred.

(ww)	“Party” and “Parties” means MGIC, CHL and Servicer as set forth in the Preamble.

(xx)
“Past Coverage Determination Loans” means loans for which MGIC rescinded or denied coverage before November 1, 2011, listed on Schedule 2 as of the Signing Date, as updated pursuant to Section 3(a), and as finalized with respect to the applicable Other Implementation Date pursuant to Section 3(b).

(yy)
“Past Paid Loans” means loans for which MGIC made Claim benefit payments prior to November 1, 2011, listed on Schedule 5 as of the Signing Date, as finalized with respect to the applicable Other Implementation Date pursuant to Section 3(b).

(zz)
“Pending Rescission Loans” means loans for which MGIC has made a determination to rescind coverage, but which rescission has not been processed, after October 31, 2011, as listed on Schedule 8 as of the Signing Date, as updated pursuant to Section 3(a), and as finalized with respect to the applicable Other Implementation Date pursuant to Section 3(b).

(aaa)	“Perfected Claim” means a Claim that is perfected pursuant to Section 10(a)(ii), Section 10(b)(i), or Section 10(c)(i) or Section 10(c)(ii), as applicable.

(bbb)	“Premium Refund Credit” means, with respect to each Category an amount identified in Section 2(a) as the premium refund and escheated premium deductions with respect to that Category.

(ccc)
“Recently Denied Loans” means the loans for which MGIC denied Claims after October 31, 2011 and on or prior to December 31, 2012, listed on Schedule 9 as of the Signing Date, as finalized with respect to the applicable Other Implementation Date pursuant to Section 3(b).

(ddd)
“Recently Paid Loans” means the loans for which MGIC has paid Claims for the period after October 31, 2011, listed on Schedule 3 as of the Signing Date, as updated pursuant to Section 3(a), and as finalized with respect to the applicable Other Implementation Date pursuant to Section 3(b).

(eee)
“Recently Rescinded Loans” means the loans for which MGIC rescinded coverage after October 31, 2011, listed on Schedule 4 as of the Signing Date, as updated pursuant to Section 3(a), and as finalized with respect to the applicable Other Implementation Date pursuant to Section 3(b).

(fff)
“Reimbursement Amount” means, as to each Category, the product of (x) one minus the applicable Settlement Percentage and (y) the aggregate amount of Recently Paid Loans for each Category. The Reimbursement Amount shall be calculated as of the applicable Other Implementation Date.

(ggg)
“Resolved Covered Loan” means each Covered Loan for which: (i) MGIC made a Settlement Percentage Claim Payment and CHL and Servicer have waived, pursuant to Section 11(b)(ii)(A), their ability to invoke the ADR Procedure; or (ii) there has been a final decision pursuant to Section 11(b)(ii)(I) under the ADR Procedure, and the Party for whose benefit the decision made an award has obtained, or could have obtained if sought, full satisfaction of such award.

(hhh)
“Servicer” means Bank of America, N.A. (as a successor to BAC Home Loans Servicing, formerly, Countrywide Home Loans Servicing LP), solely in its capacity as master servicer or servicer of Subject Loans, as set forth in the Preamble.

(iii)
“Servicer Released Parties” means Servicer, each of its Affiliates, and each of Servicer’s and its Affiliates’ respective predecessors, successors, and assigns, and all of their respective shareholders, directors, officers, employees and agents.

(jjj)
“Servicer Releasors” means Servicer, each of its Affiliates, and each of Servicer’s and its Affiliates’ respective predecessors, successors, and assigns, and all of their respective shareholders, directors, officers, employees and agents.

(kkk)
“Settlement Payment” means the amount of [***] (calculated by [***] less [***] (the applicable Premium Refund Credit with respect to both Categories, and the premium refunds that have escheated to the states pursuant to applicable law with respect to both Categories)), to be deposited to the MGIC Escrow Account by MGIC as set forth in Section 2(a), and disbursed as set forth in Section 8.  The Settlement Payment shall be allocated among each Trust/Other as identified on Schedule 2, as finalized pursuant to Section 3(b)(i), in amounts equal to the product of (x) the percentage calculated by dividing (i) the sum of all Claim benefit amounts calculated by MGIC using the Claim amounts submitted to MGIC of all Past Coverage Determination Loans held by each such Trust/Other by (ii) the sum of all Claim benefit amounts calculated by MGIC using the Claim amounts submitted to MGIC of all Past Coverage Determination Loans in a given Category and (y) the amount of the Settlement Payment identified in Section 2(a) with respect to such Category.

(lll)	“Settlement Percentage” means the following percentages with respect to each of the following Categories of Loans for, among other things, payment of Perfected Claims pursuant to Section 10(c):

(i)	Countrywide PLS Loans: [***]

(ii)	Third-Party PLS/Other: [***]

(mmm)
“Settlement Percentage Claim Payment” means, with respect to any Covered Loan, the product of (x) the applicable Settlement Percentage and (y) the Loss with respect to an applicable Perfected Claim; provided that if MGIC exercises the property acquisition settlement option permitted by the applicable Master Policy, the applicable Settlement Percentage Claim Payment shall be the Loss, reduced by an amount equal to the product of (x) 1 minus the applicable Settlement Percentage and (y) what the Loss would have been if MGIC had exercised the “percentage guaranty option,” as defined in the applicable Master Policy.

(nnn)	“Signing Date” means the date this Settlement Agreement is made, as specified in the Preamble to this Settlement Agreement.

(ooo)	“Statutory Statements” has the meaning given in Section 19(k)(ii) of this Settlement Agreement.

(ppp)
“Subject Loan” means each of the loans designated on any of Schedules 1 through 9 as of the Signing Date, as updated pursuant to Section 3(a), and as finalized with respect to the applicable Other Implementation Date pursuant to Section 3(b).

(qqq)	“Subject Loan Report” means each loan report in the form of Exhibit I, to be delivered pursuant to Section 3(d).

(rrr)	“Superior Court” means the San Francisco Superior Court as set forth in the Recitals.

(sss)
“Third Party PLS/Other Loans” means those loans identified as Third Party PLS/Other Loans on any of Schedules 1 through 9, which include loans held in third-party sponsored private label securitization trusts, whole loans, or other loans originated or acquired by CHL.

(ttt)
“Transfer Period” means the period beginning on the date of the last transfer of any portion of the Settlement Payment and the Denial Settlement Payment to the MGIC Escrow Account by MGIC under Section 2(a) and ending on the date that is four (4) months later, with the understanding that the intent of the Parties is that the “time of transfer” or “transfer” of the Settlement Payment and the Denial Settlement Payment for purposes of Wisconsin Statute section 645.54 shall be such deposit of the Settlement Payment and the Denial Settlement Payment into the MGIC Escrow Account under Section 2(a).

(uuu)
“True-Up Loans” means Pending Rescission Loans that will be rescinded, and/or Recently Rescinded Loans that will remain rescinded, to compensate MGIC for the Reimbursement Amount pursuant to Section 7(a), listed on Schedule 7 as of the Signing Date, as updated pursuant to Section 3(a), and as finalized with respect to the applicable Other Implementation Date pursuant to Section 3(b).  Countrywide PLS Loans and Third Party PLS/Other Loans that are designated as True-Up Loans shall be designated only with respect to each such Category.

(vvv)	“Trust/Other” means the applicable trust, pool, person, or other entity holding any loans designated as Countrywide PLS Loans or Third-Party PLS/Other Loans on any of Schedules 1 through 9.

(www)
“Trustee/Other” means the trustee, person, servicer, or entity having decision-making power with respect to a Trust/Other, acting in the capacity as trustee or as decision-maker under delegated authority or otherwise with respect to that particular Trust/Other.

(xxx)
“Unresolved Covered Loan” means each Covered Loan for which (i) MGIC has not made a determination of coverage; (ii) MGIC has provided written notice of an Exclusion with respect to such Covered Loan, and Servicer has given MGIC written notification of a dispute pursuant to Section 11(b), CHL and Servicer have not waived, pursuant to Section 11(b)(ii)(A), their ability to invoke the ADR Procedure, and there has not been a final decision or other final resolution, by the passage of time or otherwise, under the ADR Procedure pursuant to Section 11(b)(ii)(I); or (iii) there has been a final decision under the ADR Procedure, but the Party for whose benefit the decision made an award has sought but has not obtained full satisfaction of such award pursuant to the ADR Procedure.

2.	Settlement Payment, Denial Settlement Payment, and CHL Escrow Amount; Establishing Escrow; Effect of Deposits into Escrow Accounts; Security Interest.

(a)
MGIC’s Deposit of the Settlement Payment and the Denial Settlement Payment into Escrow.  MGIC shall, within five (5) business days of the Signing Date, deposit the Settlement Payment and the Denial Settlement Payment in immediately available funds into the MGIC Escrow Account.  The Settlement Payment and the Denial Settlement Payment shall be allocated as follows:

(i)	As to Countrywide PLS Loans:

(A)
[***] (applicable Settlement Payment after deductions) (calculated by: [***] (applicable Settlement Payment before deductions) less [***] (the sum of the applicable Premium Refund Credit and those premium refunds that have escheated to the states pursuant to applicable law)); and

(B)	[***] (applicable Denial Settlement Payment); and

(ii)	As to Third Party PLS/Other Loans:

(A)
[***] (applicable Settlement Payment after deductions) (calculated by: [***] (applicable Settlement Payment before deductions) less [***] (the sum of the applicable Premium Refund Credit and those premium refunds that have escheated to the states pursuant to applicable law)); and

(B)	[***] (applicable Denial Settlement Payment).

(iii)
MGIC’s deposit of the Settlement Payment and the Denial Settlement Payment may be transferred in multiple wire transfers to the MGIC Escrow Account, provided that each wire transfer shall indicate, with respect to each of the Settlement Payment and the Denial Settlement Payment, (A) the Category or Categories of loans, (B) the breakdown of the transfer among each Category, and (C) the breakdown among each Trust/Other as identified on Schedule 2 with respect to the Settlement Payment and on Schedule 9 with respect to the Denial Settlement Payment.

(iv)	The Settlement Payment and the Denial Settlement Payment shall be disbursed pursuant to Section 8.

(v)
For the avoidance of doubt, Servicer shall be entitled to retain, for the benefit of the applicable Trust/Other, the funds attributable to all premium refund checks with respect to Past Coverage Determination Loans; provided that the Premium Refund Credits shall be deducted from the Settlement Payment pursuant to Sections 2(a)(i)(A) and 2(a)(ii)(A).  MGIC shall be entitled to a credit against the Settlement Payment for any additional premium refunds with respect to Past Coverage Determination Loans that escheat to the states pursuant to applicable law after December 31, 2012.  The Parties agree to cooperate with each other in good faith to avoid the escheatment of premium refunds after the Signing Date.

(b)
CHL’s Deposit of the CHL Escrow Amount into Escrow.  CHL shall, within five (5) business days of the Signing Date, deposit the CHL Escrow Amount in immediately available funds into the CHL Escrow Account.  The CHL Escrow Amount shall be disbursed pursuant to Section 8.

(c)	Establishing Escrow. In establishing the Escrow Accounts, the Parties shall enter into an Escrow Agreement, in substantially the form of Exhibit H hereto, which instructs the escrow agent as follows:

(i)	The escrow agent shall hold the escrow funds in two segregated interest-bearing accounts, and shall not disburse any proceeds except as provided by this Settlement Agreement.

(ii)
Upon receipt of the CHL Escrow Amount and any portion of any Settlement Payment and the Denial Settlement Payment, the escrow agent shall acknowledge the receipt and deposit of each such portion to the Parties and counsel identified in Section 17(a).

(iii)
The escrow funds shall be held in the Escrow Accounts and only for the purpose and subject to the terms and conditions set forth in this Settlement Agreement, and shall not be subject to any lien, attachment, trusteeship or any other judicial process.  No third parties or their respective creditors shall have any right to, or claim respecting, the escrow funds.

(iv)	The Escrow Accounts shall be held separately and segregated from all other funds or accounts held by the escrow agent.

(v)	The Parties shall be equally responsible for the expenses incurred by the escrow agent in connection with the Escrow Accounts.

(d)	Effect of Deposits into Escrow Accounts.

(i)	CHL and Servicer intend, and MGIC will not dispute, that the Escrow Agreement and the Escrow Accounts thereunder constitute an “escrow” within the meaning of Wisconsin Statute section 645.03(1)(j).

(ii)
Each of MGIC, CHL and Servicer intends, and no Party will dispute, that (A) the Escrow Agreement and the Escrow Accounts thereunder transfer (x) to the Escrow Agent legal title to the funds in such Escrow Accounts and (y) to each of the Parties equitable ownership (contingent or otherwise) of the funds deposited in the Escrow Account to which each is entitled to disbursement in accordance with the provisions of this Settlement Agreement and the Escrow Agreement; and (B) neither Party has equitable ownership (contingent or otherwise) of any of such funds to which it is not entitled to disbursement in accordance with the provisions of this Settlement Agreement and the Escrow Agreement.

(e)	Security Interest.

(i)
MGIC hereby represents that it has not assigned any of, and grants Servicer a security interest in all of, MGIC’s right, title and interest in and to any and all disbursements from the MGIC Escrow Account to which MGIC is entitled pursuant to the terms and conditions of this Settlement Agreement or the Escrow Agreement, as security for the full performance of MGIC’s obligations under this Settlement Agreement and the Escrow Agreement.  Servicer intends to file a UCC-1 financing statement with respect to such security interest, substantially in the form of Exhibit K hereto, and MGIC hereby authorizes such filing, any amendments thereto and all other instruments, documents and further actions necessary to perfect, protect and maintain such security interest.  MGIC represents that its exact legal name, jurisdiction of organization and address as shown on Exhibit K are true and correct.

(ii)
CHL hereby represents that it has not assigned any of, and grants MGIC a security interest in all of, CHL’s right, title and interest in and to any and all disbursements from the CHL Escrow Account to which CHL is entitled pursuant to the terms and conditions of this Settlement Agreement or the Escrow Agreement, as security for the full performance of CHL’s obligations under this Settlement Agreement and the Escrow Agreement.  MGIC intends to file a UCC-1 financing statement with respect to such security interest, substantially in the form of Exhibit L hereto, and CHL hereby authorizes such filing, any amendments thereto and all other instruments, documents and further actions necessary to perfect, protect and maintain such security interest.  CHL represents that its exact legal name, jurisdiction of organization and organizational ID as shown on Exhibit L are true and correct.

(iii)
In the event that this Settlement Agreement is terminated for any reason other than termination pursuant to Section 4(b) or Section 4(c), upon the disbursement of all funds in the Escrow Accounts pursuant to Section 8(d), the security interests granted pursuant to Sections 2(e)(i) and (ii) above shall immediately become null and void, and each of Servicer and MGIC shall promptly file an appropriate UCC-3 termination statement reflecting such termination.

3.	Continuing Reconciliation; Finalizing Schedules; Manifest Error; Subject Loan Reports.

(a)	Continuing Reconciliation.

(i)
Beginning with the next month end following the Signing Date through the applicable Other Implementation Date, MGIC shall deliver to Servicer a Monthly Loan Report by the 20th day of the following month via secured internet delivery.  Each Monthly Loan Report will (i) identify each loan by Category and (ii) update and supplement to reflect changes between January 1, 2013, and the applicable Other Implementation Date to the listing of loans identified on Schedules 1 through 9 at the Signing Date or on prior Monthly Loan Reports, provided that the first such Monthly Loan Report shall update and supplement the changes between January 1, 2013 and the end of the month following the Signing Date.

(ii)
Servicer or CHL may notify MGIC in writing of a change in Category of any loan identified on the Schedules as of the Signing Date, provided that (i) any such written notice will be provided within thirty (30) days after the Signing Date and (ii) such loan may be changed to a different Category only if Servicer or CHL provides documentation that such loan should be identified with respect to the different Category. If the Parties continue to dispute the applicable Category of a Subject Loan, then Section 11(c) shall apply to such continuing dispute.

(b)	Finalizing Loan Schedules.

(i)
The final identification and allocation of Subject Loans among Schedules 1 through 9 shall be as stated on the Monthly Loan Report delivered by MGIC, and verified by Servicer or CHL, within ten (10) business days with respect to each applicable Other Implementation Date.  Such final identification and allocation shall include a list of (i) each Countrywide PLS Loan and Third Party/PLS Other Loan that is subject to such Other Implementation Date, (ii) the Trust/Other holding such Countrywide PLS Loan and Third Party PLS/Other Loan, (iii) the aggregate amount of the Settlement Payment allocated on Schedule 2 to such Trust/Other, if any, and (iv) the aggregate amount of the Denial Settlement Payment allocated on Schedule 9 to the loans held by such Trust/Other, if any.

(ii)
As soon as practicable after the expiration of the time period for obtaining Other Consent pursuant to Section 5, the Parties shall finalize the Non-Consenting Loans, by identifying and listing on Schedule 11 (i) each Countrywide PLS Loan and Third Party/PLS Other Loan that has not received Other Consent, (ii) the Trust/Other holding such Non-Consenting Loan, (iii) the aggregate amount, if any, of the Settlement Payment allocated to such Trust/Other on Schedule 2, and (iv) the aggregate amount, if any of the Denial Settlement Payment allocated to such Trust/Other on Schedule 9.  Each Non-Consenting Loan shall be removed from each of Schedules 1 through 9 and shall no longer be a Subject Loan.

(c)
Manifest Error.  To the extent it is determined in the period of time between the Signing Date and the applicable Other Implementation Date that the listing of a Subject Loan on a Schedule to this Agreement is the result of manifest error, the Parties agree to cooperate in good faith to correct such error, it being understood that if the applicable Other Implementation Date has occurred, and the Parties continue to dispute the listing of any Subject Loan, then Section 11(c) shall apply to such continuing dispute.  For the avoidance of doubt, this Section 3(c) does not apply to a change in Category of a Subject Loan, any such change being subject to Section 3(a)(ii).

(d)
Subject Loan Reports.  Beginning with the next month end following the applicable Other Implementation Date, MGIC shall deliver to Servicer via secured internet delivery within twenty (20) days after the end of each month, a Subject Loan Report with respect to each Subject Loan for which MGIC resolved a Claim during the preceding month, provided that the Other Implementation Date has occurred with respect to such Subject Loan.  MGIC shall continue to deliver Subject Loan Reports until the last Claims on Subject Loans have been resolved and no remaining Subject Loan has mortgage insurance coverage in-force or coverage that was in-force prior to default.

(i)
Within sixty (60) days after receipt by Servicer of a Subject Loan Report, Servicer shall have the right to notify MGIC and as applicable, the third party servicer, in writing, of any error by MGIC in applying the Settlement Percentage to any Covered Loan, included in the Subject Loan Report.

(ii)
If MGIC has made an error, MGIC shall correct any Settlement Percentage error within thirty (30) days of written notice directly with such loan’s servicer or owner (whichever received the original Claim payment), and report such payment corrections in the next Subject Loan Report, as applicable, as a supplemental Claim payment.

(iii)	The Parties shall work in good faith to resolve any of Servicer’s objections or notice of an error in MGIC applying the Settlement Percentage.

4.	OCI Consent; Termination Based on Certain Actions.

(a)
OCI Consent.  The obligations of the Parties to consummate the actions set forth in this Settlement Agreement on and after the first Other Implementation Date are subject to and conditioned upon receiving an interpretive letter from the OCI, in the form attached as Exhibit D, to the effect that settlement agreements to resolve disputes with policyholders under which MGIC is obligated to pay claims only at the reduced amounts provided in such agreements are not subject to the OCI’s order, Case No. 12-C35029, dated November 29, 2012.

(i)
MGIC shall be the primary Party responsible for obtaining the OCI Consent.  Notwithstanding the foregoing, (A) the Parties will use their best efforts to cooperate with each other in seeking to obtain the OCI Consent; and (B) such cooperation shall include permitting a Party to participate in interactions regarding this Agreement with the OCI, although MGIC may exclude CHL and Servicer from its negotiations with the OCI, at MGIC’s discretion exercised in good faith.

(ii)
Any Party may terminate this Settlement Agreement by written notification to the others if the OCI Consent has not been received within six (6) months after the Signing Date; provided that (i) the Parties may agree in writing to extend the time period for obtaining OCI Consent; (ii) MGIC shall not be entitled to so terminate this Settlement Agreement if it has breached its obligation to cooperate in seeking to obtain the OCI Consent; (iii) neither CHL nor Servicer shall be entitled to so terminate this Settlement Agreement if it has breached its obligation to cooperate in seeking to obtain the OCI Consent; and (iv) no Party shall be entitled to so terminate this Settlement Agreement if the Parties are actively seeking consent from the OCI, as the case may be, including but not limited to having in-person meetings with the OCI on multiple occasions, as the case may be, at the end of such six (6) month period, and the right to terminate shall be suspended until the termination of such period during which the Parties are actively seeking to obtain the OCI Consent.

(b)
Termination of Settlement Agreement Based on OCI Action.  CHL or Servicer may terminate this Settlement Agreement by written notice to MGIC prior to the Initial Implementation Date if, within the Transfer Period, the OCI has filed a complaint relating to MGIC under Wisconsin Statute section 645.54 seeking to invalidate the transfer of the Settlement Payment or the Denial Settlement Payment to the MGIC Escrow Account, or to void any portion of this Settlement Agreement.

(c)	Termination of Settlement Agreement Based on Certain Proceedings.

(i)	Termination by MGIC.

(A)
CHL shall give written notification to MGIC within ten (10) business days if CHL or any third party initiates in respect of CHL any supervision, conservation, rehabilitation, liquidation, receivership, insolvency, bankruptcy or other equivalent proceeding, whether it is voluntary or involuntary or is effected by operation of law or pursuant to any judgment, decree or order of any court or any order, rule or regulation of any administrative or governmental body, and such proceeding is not dismissed within thirty (30) days of such initiation.

(B)
If prior to the first Other Implementation Date, (x) MGIC receives written notification from CHL pursuant to Section 4(c)(i)(A) or learns that CHL failed to provide written notification required pursuant to Section 4(c)(i)(A) or (y) CHL becomes the subject of any supervision, conservation, rehabilitation, liquidation, receivership, insolvency, bankruptcy or other equivalent proceeding, whether it is voluntary or involuntary or is effected by operation of law or pursuant to any judgment, decree or order of any court or any order, rule or regulation of any administrative or governmental body, then MGIC may terminate this Settlement Agreement by written notice to CHL.

(ii)	Termination by CHL.

(A)
MGIC shall give written notification to CHL within ten (10) business days if MGIC or any third party initiates in respect of MGIC any supervision, conservation, rehabilitation, liquidation, receivership, insolvency, bankruptcy or other equivalent proceeding, whether it is voluntary or involuntary or is effected by operation of law or pursuant to any judgment, decree or order of any court or any order, rule or regulation of any administrative or governmental body, and such proceeding is not dismissed within thirty (30) days of the initiation of such proceeding.

(B)
If prior to the first Other Implementation Date, (x) CHL receives written notification from MGIC pursuant to Section 4(c)(ii)(A) or learns that MGIC failed to provide written notification required pursuant to Section 4(c)(ii)(A) or (y) MGIC becomes the subject of any supervision, conservation, rehabilitation, liquidation, receivership, insolvency, bankruptcy or other equivalent proceeding, whether it is voluntary or involuntary or is effected by operation of law or pursuant to any judgment, decree or order of any court or any order, rule or regulation of any administrative or governmental body, then CHL may terminate this Settlement Agreement by written notice to MGIC.

(d)
Termination of Settlement Agreement Based on Termination of MGIC/BANA Settlement Agreement.  If the MGIC/BANA Settlement Agreement is terminated for any reason, this Settlement Agreement shall terminate contemporaneously.

(e)	Termination of Settlement Agreement Based on Failure to Fund Escrow Accounts.

(i)
If MGIC fails to deposit the Settlement Payment and the Denial Settlement Payment into the MGIC Escrow Account as provided in Section 2(a), CHL may terminate this Settlement Agreement by written notice to MGIC.

(ii)	If CHL fails to deposit the CHL Escrow Amount into the CHL Escrow Account as provided in Section 2(b), MGIC may terminate this Settlement Agreement by written notice to CHL.

(f)
Effect of Termination of Settlement Agreement.  The Parties shall cooperate in delivering notice to the escrow agent of the Escrow Accounts of any termination of this Settlement Agreement.  Upon any such termination, this Settlement Agreement, including the security interests granted in Section 2(e)(except as provided in Section 2(e)(iii)), the provisions with respect to perfection and processing of Claims on and after January 1, 2013 that are specified in Section 10(b), and the releases in Sections 13 and 14, shall be deemed null and void and of no further force and effect and the Parties shall be deemed to have reverted to their respective status as of the day prior to the Signing Date with respect to the Subject Loans; provided that (i) the definitions in Section 1 related to any provisions not terminated, Section 2(d)(Effect of Deposits into Escrow Accounts), this Section 4(e), Section 8(d)(Termination of Settlement Agreement), the provisions of dispute resolution in Section 11(c) to the extent that they relate to the resolution of any Dispute regarding the termination of this Settlement Agreement, Section 16 (Confidentiality) and paragraphs (a), (c), (d), (e), (f), (g), (h), (i), (k), (l), and (n), and solely for the purpose of enforcing provisions that survive termination of this Settlement Agreement, (o) of Section 19 (Miscellaneous Provisions) shall continue in full force and effect despite any termination of this Settlement Agreement; (ii) in the event of any such termination, MGIC may effect rescission or denial of the Claims with respect to any Subject Loan for which MGIC has communicated an intent to complete a denial after October 31, 2011, and before January 1, 2013, or to complete a rescission after October 31, 2011, without regard to the passage of time, and CHL and Servicer hereby waive any claim or defense as to the lack of timely assertion of any such rescission or denial with respect to any such Claim, but not, except as provided in this Settlement Agreement, with respect to any other available claim or defense as set forth herein, in the applicable Master Policy, or by operation of law, and provided that any Claim paid pursuant to Section 10(b) prior to such termination shall remain a paid Claim; (iii) the applicable time period for Servicer to submit the documents that MGIC may require Servicer to provide in order to perfect a Claim shall terminate on the later of (A) the applicable time period for perfection of a Claim under the applicable Master Policy or (B) three months after the date of such termination of the Settlement Agreement; and (iv) any legal or contractual limitations period and any defense based on the passage of time with respect to Causes of Action included in the Litigation Action or the Arbitration Action are tolled from the date such Causes of Action were made in such actions and shall continue to be tolled through [***], in addition to any other tolling periods that may apply by operation of law.  Any legal or contractual limitations period and any defense based on the passage of time with respect to Causes of Action comprising the Mortgage Insurance Dispute that are not included in such actions shall be tolled from [***] and shall continue to be tolled through [***], in addition to any tolling that may apply by operation of law.  No tolling that occurs pursuant to this Section 4(f) and/or by operation law shall have the effect of reviving any Cause of Action that was otherwise barred by any statute of limitations or similar rule of law or equity prior to [***].

5.	Other Consents.

(a)
Obtaining Other Consents.  CHL and Servicer shall use reasonable efforts to obtain Other Consents.  The Parties will cooperate with each other in seeking to obtain Other Consents, which shall be obtained (or not) within eight (8) months after the Signing Date, provided that the Parties may agree in writing to extend the time period for obtaining Other Consents.

(b)
Contents of Other Consent.  Each Other Consent shall include confirmation from the Trustee/Other that such Trustee/Other consents to the releases stated in Sections 13 and 14 and that the terms of the Other Consent inure to the benefit of CHL, Servicer and MGIC.  Each Other Consent shall be substantially in the form of Exhibit G.

(c)	Termination of Settlement Agreement for Failure to Obtain Other Consent.

(i)
If Other Consent is not obtained from the Trustee/Other(s) holding at least fifty percent (50%) of the number of Covered Loans within the later of (x) one month following receipt of written consents from each of the GSEs pursuant to Section 4(a)(i)(A) of the MGIC/BANA Settlement Agreement for purposes of obtaining the Required Consents (as defined in the MGIC/BANA Settlement Agreement) and (y) six (6) months after the Signing Date, MGIC, on the one hand, and CHL and Servicer, on the other, may terminate this Settlement Agreement by written notice to the other Parties within thirty (30) days thereafter.

(ii)
If no Other Implementation Date has occurred within eight (8) months after the Signing Date, MGIC, on the one hand, and CHL and Servicer, on the other hand, may terminate this Settlement Agreement by written notice to the other Parties within thirty (30) days thereafter.

(iii)	The effect of any termination of this Settlement Agreement pursuant to this Section 5(c) shall be as provided in Section 4(d).

(d)
Failure to Obtain Other Consents.  If an Other Implementation Date has occurred, Countrywide PLS Loans or Third Party PLS/Other Loans that do not receive the requisite Other Consent within the time period set forth in Section 5(a) shall become Non-Consenting Loans.  MGIC may effect rescission or denial of the Claims with respect to any Non-Consenting Loans for which MGIC has communicated an intent to complete a denial after October 31, 2011, and before January 1, 2013, or to complete a rescission after October 31, 2011, without regard to the passage of time, and CHL and Servicer hereby waive any claim or defense as to the lack of timely assertion of any such rescission or denial with respect to any such Claim.  The applicable time period by which Servicer must submit the documents that MGIC may require Servicer to provide in order to perfect a Claim with respect to: (i) a Non-Consenting Loan or (ii) a loan for which a Trustee/Other has given notice to CHL or Servicer that the Trustee/Other has determined not to provide Other Consent, shall terminate on the date that is the later of (A) date of termination of the applicable time period for perfection of a Claim under the applicable Master Policy and (B) three months after the earlier of (x) the date that the Trustee/Other gives notice to CHL or Servicer that the Trustee/Other has determined not to provide Other Consent and (y) the expiration of the period for obtaining Other Consent pursuant to Section 5(a).  When finalized pursuant to Section 3(b)(ii), MGIC shall follow its normal business practices with respect to premium refunds with respect to the Non-Consenting Loans.

6.	Dismissal of Arbitration Action and Litigation Action.

(a)
No Dismissals if Other Consents Not Obtained.  If the OCI Consent is not obtained within the time specified in Section 4(a)(i) and/or the Other Consents are not obtained within the time and in the amounts specified in Sections 4 and/or 5, there shall be no dismissals of the Litigation Action or the Arbitration Action pursuant to this Settlement Agreement, and this Settlement Agreement may be terminated as provided in Sections 4 and/or 5.

(b)
No Action or Assistance.  After the Signing Date, neither CHL nor Servicer will take any action, or provide any assistance to any third party, in connection with the Litigation Action, the Arbitration Action, or any other litigation or arbitration action that is intended or reasonably could be expected to be adverse to or inconsistent with the intent, terms, and conditions of this Settlement Agreement and/or the MGIC/BANA Settlement Agreement, including, but not limited to, the releases pursuant to Section 14 by CHL and Servicer and by the Trustees/Other(s) that provide Other Consent; provided that CHL and/or Servicer may take such actions or provide such assistance (i) if and to the extent that CHL and/or Servicer has a contractual obligation to take such action or to provide such assistance to such third party, and CHL and/or Servicer, as applicable, gives written notice to MGIC within twenty (20) business days after taking such action or providing such assistance, or (ii) for the avoidance of doubt, if this Settlement Agreement is terminated.

(c)
Stay of Arbitration Action.  Upon the Signing Date, each of the Parties will take any necessary steps to stay the Arbitration Action through the earlier of (i) the expiration of the time period set forth in Section 5 for obtaining Other Consent, to the extent that any part of the Arbitration Action is not earlier dismissed with prejudice pursuant to Section 6(d) and/or the MGIC/BANA Settlement Agreement, and (ii) the termination of this Agreement.  If the panel in the Arbitration Action does not agree to a stay, then each of CHL and Servicer shall take all steps necessary to dismiss the Arbitration Action without prejudice within thirty (30) days of such refusal to agree to a stay, and any legal or contractual limitations period and any defense based on the passage of time with respect to Causes of Action included in the Litigation Action and the Arbitration Action are tolled from the date such Causes of Action were made in such actions and shall continue to be tolled through the earlier of (i) [***] and (ii) [***], in addition to any other tolling periods that may apply (x) by operation of law or (y) to the Non-Consenting Loans pursuant to Section 6(e)(i).  Any legal or contractual limitations period and any defense based on the passage of time with respect to Causes of Action comprising the Mortgage Insurance Dispute that are not included in the such actions, shall be tolled from [***] and shall continue to be tolled through the earlier of (i) [***] and (ii) [***], in addition to any tolling that may apply by operation of law.  No tolling that occurs by virtue of this Section 6(c) and/or by operation of law shall have the effect of reviving any Cause of Action that was barred by any statute of limitations or similar rule of law or equity prior to [***].

(d)
Dismissals of Countrywide PLS Loans and Third Party PLS/Other Loans.  As soon as practicable after an Other Consent has been obtained (or on such later date as MGIC shall agree), each of CHL and Servicer shall take all necessary steps to dismiss the Arbitration Action with prejudice as to the Countrywide PLS Loans and Third Party PLS/Other Loans with respect to which such Other Consent has been obtained, and such dismissal shall be substantially in the form of Stipulation and Order of Dismissal on Exhibit J.

(e)
Dismissals of Non-Consenting Loans and the Litigation Action.  As soon as practicable after the identification of the Non-Consenting Loans pursuant to Section 3(b)(ii), each of CHL and Servicer shall take all necessary steps to dismiss the Litigation Action with prejudice as to all of the Countrywide PLS Loans and Third Party PLS/Other Loans with respect to which Other Consent has been obtained, and to dismiss the Arbitration Action and the Litigation Action without prejudice as to the Non-Consenting Loans, and such dismissals shall be substantially in the form of Stipulation of Dismissal (with respect to the Litigation Action) and Stipulation and Order of Dismissal (with respect to the Arbitration Action) on Exhibit J.

(i)
Any legal or contractual limitations period and any defense based on the passage of time for any Causes of Action with respect to Non-Consenting Loans included in the Litigation Action or the Arbitration Action that were tolled by the initiation of the Litigation Action or the Arbitration Action shall continue to be tolled for such Causes of Action for [***], in addition to any other tolling periods that may apply by operation of law.  Any legal or contractual limitations period and any defense based on the passage of time for any Causes of Action comprising the Mortgage Insurance Dispute with respect to Non-Consenting Loans that are not included in the Arbitration Action or the Litigation Action shall be tolled from [***] and shall continue to be tolled for such Causes of Action for [***], in addition to any other tolling periods that may apply by operation of law.

(ii)
No tolling that occurs by virtue of this Section 6(f) and/or by operation of law shall have the effect of reviving any Cause of Action that was barred by any statute of limitations or similar rule of law or equity prior to [***].

(iii)
Upon the expiration of the [***] tolling period pursuant to Section 6(e)(i), the arbitrators in the Arbitration Action shall be released from any further involvement in the Arbitration Action or with any Non-Consenting Loans.

(f)
Effect of Dismissals with Prejudice.  To the extent that the Litigation Action and the Arbitration Action are dismissed with prejudice with respect to certain Covered Loans, such Covered Loans shall be subject to the ADR Procedure as and to the extent set forth in Section 11(b) and any Dispute with respect to such Covered Loans shall be resolved as and to the extent set forth in Section 11(c).

7.
Compensation for Recently Paid Loans.  To compensate MGIC for the difference between the amount paid by MGIC with respect to the Recently Paid Loans and the applicable Settlement Percentage for such loans, beginning ten (10) business days after the Schedules have been finalized pursuant to Section 3(b)(i), Servicer shall enact loan level credits and CHL shall provide payments to MGIC for the Reimbursement Amount (and MGIC shall take action), until the Reimbursement Amount is satisfied with respect to each Other Implementation Date, in the following order, as necessary:

(a)
Rescission of True-Up Loans.  MGIC shall rescind coverage on the True-Up Loans; provided that MGIC may make a partial Claim payment with respect to one or more True-Up Loans in any Category if necessary to make the amount of True-Up Loans in any Category equal the Reimbursement Amount with respect to such Category. The amount of credit for the benefit of MGIC resulting from this rescission shall be determined as follows:

(i)
The aggregate amounts of the True-Up Loans on Schedule 7, as finalized pursuant to Section 3(b)(i), shall equal or be as close as possible to the Reimbursement Amount with respect to each Category without exceeding such Reimbursement Amount.

(ii)
The amount of each True-Up Loan shall equal the product of (x) 1 minus the Settlement Percentage applicable to the Category of the True-Up Loan, and (y) the amount of the Loss, without regard to any premium refund that might be associated with rescission of coverage, with respect to such True-Up Loan.

(b)
Reduction of Settlement Payment.  To further compensate MGIC, if (x) the aggregate amounts of True-Up Loans resulting from the application of Section 7(a) to any Category is less than the Reimbursement Amount applicable to such Category, then (y) the amount of the Settlement Payment applicable to the Countrywide PLS Loans and/or the Third Party PLS/Other Loans shall be reduced by the amount of the difference with respect to such Category, and the corresponding amount of the Settlement Payment attributable to the Trust/Other(s) shall be disbursed to MGIC pursuant to Sections 8(a)(i)(A); provided that (i) the aggregate amount of funds disbursed with respect to any Category pursuant to Section 8(a)(i)(A) shall not exceed the corresponding amount of the Settlement Payment allocated to that Category, and (ii) the Settlement Payment shall be reduced proportionately among all Trust/Other(s) and the reduction of the Settlement Payment allocated to any Trust/Other shall not exceed the amount of the Settlement Payment allocated to such Trust/Other, as the Settlement Payment is allocated on Schedule 2, as finalized pursuant to Section 3(b)(i).

(c)
Cash Payment by CHL for Any Shortfall.  If (x) the aggregate amount of True-Up Loans resulting from the application of Section 7(a) and the reduction of the Settlement Payment pursuant to Section 7(b) with respect to any Trust/Other is less than the Reimbursement Amount applicable to such Trust/Other, then (y) the corresponding amount of the CHL Escrow Amount shall be disbursed to MGIC pursuant to Section 8(a)(i)(B).  Prior to the last Other Implementation Date, if data in the Monthly Loan Reports or Subject Loan Reports indicate that the amount owed by CHL to MGIC will exceed the CHL Escrow Amount, then CHL and MGIC shall negotiate in good faith a mutually agreeable mechanism by which MGIC shall be reimbursed for such amounts in excess of the CHL Escrow Amount.  Subject to the foregoing, if the aggregate amount of such differences as of the last Other Implementation Date still remains greater than the CHL Escrow Amount, then CHL and MGIC shall again negotiate in good faith a mutually agreeable mechanism, including any related process with respect to servicers, by which MGIC shall be reimbursed for the unpaid amount of any such differences.  The Parties acknowledge that for purposes of this Section 7(c), a “mutually agreeable mechanism” could include, without limitation, handling of claims in a manner differently than as set forth in this Settlement Agreement, only to the extent and for such limited period of time until MGIC has been fully reimbursed for such amounts in excess of the CHL Escrow Amount.  To the extent that CHL and MGIC cannot reach agreement within ninety (90) days after the disbursement of the CHL Escrow Amount pursuant to the first sentence of this Section 7(c), then CHL shall pay to MGIC the unpaid amount of such aggregate differences in cash in two approximately equal installments, with the first installment due on or before the end of the first calendar quarter after the expiration of the ninety (90) day period for negotiation and the final installment on or before the end of the next calendar quarter.

8.
Disbursements from the Escrow Accounts.  The Parties shall jointly instruct the escrow agent acting under the Escrow Agreement in writing to disburse the funds in the Escrow Accounts in response to one or more of the following specified below.

(a)
Other Implementation Date(s).  Within five (5) business days after the calculation of the amount, if any, of the reduction of the Settlement Payment pursuant to Section 7(b) in connection with an applicable Other Implementation Date, the Parties shall jointly instruct the escrow agent to disburse funds in the Escrow Accounts in the following order:

(i)	First, to MGIC:

(A)	Any amounts owing MGIC pursuant to Section 7(b) for any reduction of the Settlement Payment after MGIC rescinded coverage on True-Up Loans; and

(B)	Any amount of the CHL Escrow Amount owed by CHL to MGIC pursuant to Section 7(c) for any shortfall in the Reimbursement Amount;

(ii)
Second, to Servicer:  Those funds in the MGIC Escrow Account deposited pursuant to Section 2(a)(i) and Section 2(a)(ii) allocated on Schedule 2 with respect to the Settlement Payment and on Schedule 9 with respect to the Denial Settlement Payment, as finalized pursuant to Section 3(b)(i), to the Trust/Other(s) holding Countrywide PLS Loans and Third Party PLS/Other Loans subject to such Other Implementation Date, provided that (i) the Settlement Payment allocated to such Trust/Other(s) shall be disbursed to Servicer only to the extent that the Settlement Payment has not been disbursed to MGIC pursuant to Section 8(a)(i)(A) and (ii) Servicer shall pay to the applicable Trust/Other(s) the funds disbursed with respect to the Settlement Payment and the Denial Settlement Payment as allocated on Schedule 2 with respect to the Settlement Payment and on Schedule 9 with respect to the Denial Settlement Payment, as finalized pursuant to Section 3(b)(i), to the extent that the Settlement Payment has not been disbursed to MGIC pursuant to Section 8(a)(i)(A)

(b)
Dismissal Without Prejudice of Non-Consenting Loans.  Within ten (10) days after orders have been entered dismissing the Arbitration Action without prejudice with respect to the Non-Consenting Loans, the Parties shall jointly instruct the escrow agent to disburse funds in the Escrow Accounts:

(i)	First, to MGIC:

(A)	The aggregate amount of each of the Settlement Payment and the Denial Settlement Payment allocated to the Trust/Other(s) holding Non-Consenting Loans as shown on Schedule 11; and

(B)	All accumulated interest with respect to the Settlement Payment and the Denial Settlement Payment, and all other funds remaining in the MGIC Escrow Account.

(ii)	Second, to CHL: The remaining amount of the CHL Escrow Amount in excess of (x) [***] plus (y) any pending amounts for which MGIC is then asserting an indemnification claim against CHL.

(c)	Periodic Disbursement of CHL Escrow Amount. The Parties shall jointly instruct the escrow agent to disburse the remaining funds in the CHL Escrow Account as follows:

(i)
To MGIC:  Within ten (10) days after each determination that CHL is required to indemnify MGIC pursuant to Section 15, the amount of funds from the CHL Escrow Amount and associated interest to compensate MGIC for such indemnification obligation; and

(ii)
To CHL:  Within ten (10) days after the end of each calendar quarter following the disbursement from the CHL Escrow Account pursuant to Section 8(b)(ii), an amount equal to ten percent (10%) of (x) the funds remaining in the CHL Escrow Account after the disbursement pursuant to Section 8(b)(ii)) (y) minus any pending amounts for which MGIC is asserting an indemnification claim against CHL at the time of such disbursement.  On the tenth such calendar quarter end, all funds remaining in the CHL Escrow Account, after deduction of any pending amounts for which MGIC is asserting an indemnification claim against CHL at the time of such disbursement, shall be disbursed to CHL.

(d)
Termination of Settlement Agreement.  Within ten (10) days after the Settlement Agreement is terminated, the Parties shall jointly instruct the escrow agent to disburse funds in the Escrow Accounts as follows:

(i)	To MGIC: All funds in the MGIC Escrow Account; and

(ii)	To CHL: All funds in the CHL Escrow Account.

(e)
Accounts for Payments.  Absent any other signed agreement by the Parties, the Parties shall jointly instruct the escrow agent to complete any disbursement as provided in Section 17(b), subject to change as provided in Section 17(c).

9.	[Deliberately Omitted.]

10.
Recently Rescinded Loans and Pending Rescission Loans; Perfection and Processing of Certain Claims; Perfection of Claims and Payment of Perfected Claims; Request for Additional Documents; Delivery of Documents to Servicer.

(a)	Recently Rescinded Loans and Pending Rescission Loans. As soon as practicable after the applicable Other Implementation Date and completion of the actions contemplated by Section 7(a):

(i)
MGIC shall reinstate insurance coverage on the Recently Rescinded Loans; provided that no coverage shall be reinstated and no Claim shall be processed for payment with respect to any such Recently Rescinded Loan that is identified as a True-Up Loan.

(ii)
MGIC shall determine whether a Claim with respect to a Recently Rescinded Loan or a Pending Rescission Loan is a Perfected Claim and shall process any such Perfected Claim in accordance with the provisions of Section 10(c); provided that Section 10(c)(ii) shall not apply and in lieu thereof Servicer shall perfect a Claim for a Covered Loan in accordance with the time period set forth in the applicable Master Policy (except that Servicer shall have [***] from the later of (A) the applicable Other Implementation Date and (B) the date that MGIC provides written notice to Servicer of the documents on Exhibit B required to perfect the Claim, to submit all documents set forth on Exhibit B).  No Claim shall be processed for payment with respect to any Pending Rescission Loan that is identified as a True-Up Loan.  To the extent MGIC has communicated an intent to complete a Coverage Rescission on any Pending Rescission Loan, but has not yet completed such Coverage Rescission, all such communications shall be deemed withdrawn, except to the extent that any such Pending Rescission Loan is identified as a True-Up Loan.

(b)	Perfection and Processing of Certain Claims.

(i)
Effective as of January 1, 2013, MGIC shall determine whether a Claim is a Perfected Claim (including the applicable time period for perfection of a Claim), and process any such Perfected Claim in accordance with the applicable Master Policy, except that (A) the documents that MGIC may require Servicer to provide in order to establish a Claim as a Perfected Claim shall be limited to those documents set forth on Exhibit B, and (B) MGIC may effect an Exclusion only if the basis for such Exclusion is set forth in Exhibit F, which claimed Exclusion shall be accompanied by a contemporaneous writing in the form used by MGIC that specifies the basis for such Exclusion.  For the avoidance of doubt, in the course of processing Claims pursuant to this Section 10(b)(i), MGIC may request, and Servicer shall use best efforts to provide, all information reasonably requested by MGIC, including loan origination and servicing-related documents; provided that unless such documents are also set forth on Exhibit B, Servicer’s failure to provide any document in response to a request by MGIC pursuant to this Section 10(b)(i) shall not affect the determination of whether a Claim is a Perfected Claim.  If in processing a Perfected Claim, MGIC determines that such Claim is subject to a Coverage Rescission, MGIC shall hold the Claim as a Pending Rescission.

(ii)
If MGIC denies a Claim processed as contemplated by the first sentence of Section 10(b)(i) prior to Section 10(b)(i) ceasing to be applicable pursuant to Section 10(b)(iv), then Servicer or CHL shall be entitled to dispute such denial exclusively in accordance with the ADR Procedure set forth in Section 11(b), on and after the applicable Other Implementation Date, provided that Servicer shall give MGIC notice in writing for purposes of Section 11(b)(ii)(A) within nine (9) months of the applicable Other Implementation Date.

(iii)
If MGIC denies a Claim processed as contemplated by the first sentence of Section 10(b)(i) and such Claim is with respect to a Non-Consenting Loan or a loan for which a Trustee/Other gives notice to CHL or Servicer that the Trustee/Other has determined not to provide Other Consent, the applicable time period for Servicer to submit the documents that MGIC may require Servicer to provide in order to establish a Claim as a Perfected Claim shall terminate on the date that is the later of (A) the date of termination of the applicable time period for perfection of a Claim under the applicable Master Policy and (B) three months after the earlier of (x) the date that the Trustee/Other gives notice to CHL or Servicer that the Trustee/Other has determined not to provide Other Consent and (y) the expiration of the period for obtaining Other Consent pursuant to Section 5(a).

(iv)
Sections 10(b)(i), 10(b)(ii), and 10(b)(iii) shall cease to be applicable after (A) the applicable Other Implementation Date, (B) the expiration of the time period set forth in Section 5 for obtaining Other Consent, with respect to Non-Consenting Loans, (C) the date on which a Trustee/Other gives notice to CHL or Servicer that the Trustee/Other has determined not to provide Other Consent for loans applicable to such notice, and (D) for the avoidance of doubt, termination of the Agreement.

(c)	Perfection of Claims and Payment of Perfected Claims. On or after the applicable Other Implementation Date, Claims shall be perfected and processed in accordance with the following provisions:

(i)
Servicer shall submit and perfect a Claim for a Covered Loan in the manner set forth in the applicable Master Policy; provided that the documents that MGIC may require Servicer to provide in order to establish a Claim as a Perfected Claim shall be limited to those documents set forth on Exhibit B.

(ii)
Servicer shall submit and perfect a Claim for a Covered Loan in accordance with the time period set forth in the applicable Master Policy; provided that Servicer shall have [***] from the title transfer date (i.e., foreclosure/sheriff’s sale, short sale or deed-in-lieu) to submit all Exhibit B documents in relation to certificates issued under Master Policy Form 71-7135.

(iii)	MGIC shall effect no Coverage Rescission on any Covered Loan.

(iv)
MGIC may effect an Exclusion with respect to any Covered Loan only if the basis for such Exclusion is set forth in Exhibit F.  Such claimed Exclusion shall be accompanied by a contemporaneous writing in the form used by MGIC that specifies the basis for such Exclusion. Servicer and/or CHL shall have the right to challenge and dispute MGIC’s assertion of any Exclusion solely pursuant to the ADR Procedure.

(v)	MGIC shall pay only the Settlement Percentage Claim Payment with respect to such Covered Loan.

(vi)
A Claim with respect to a Covered Loan for which Other Consent is sought will be paid by MGIC pursuant to the terms of this Settlement Agreement only after the applicable Other Implementation Date for such Covered Loan.

(vii)	MGIC shall make Claim payments in timeframes consistent with the appropriate Master Policy across all Categories.

(viii)
Any payment of a Perfected Claim shall be accompanied by an explanation of benefits in the form used by MGIC that specifies the basis for such payment and any related Curtailments under the applicable Master Policy.

(ix)	The remedy for untimely payment of Perfected Claims shall be determined solely by reference to the applicable Master Policy.

(d)
Request for Additional Documents.  On or after the applicable Other Implementation Date, MGIC may request, and Servicer and CHL shall use reasonable efforts to provide, the documents set forth on Exhibit C with respect to Covered Loans; provided that unless such documents are also set forth on Exhibit B, Servicer’s or CHL’s failure to provide any document set forth on Exhibit C in response to a request by MGIC pursuant to this Section 10(d) shall not affect the determination of whether a Claim is a Perfected Claim.

(e)
Delivery of Documents to Servicer.  If Servicer is not the servicer with respect to any Subject Loan, MGIC shall have no obligation to provide to Servicer any documents other than the Monthly Loan Reports and the Subject Loan Reports, provided that if Servicer is unable after reasonable efforts to obtain such documents directly from the applicable servicer and, if applicable, the investor does not object to MGIC providing such documents to Servicer, then MGIC will use reasonable efforts to provide such documents to Servicer, without undue burden or expense on the part of MGIC as determined on a cumulative basis with respect to all such requests.

11.	Alternative Dispute Resolution.

(a)
Applicability of ADR Procedure.  On and after the applicable Other Implementation Date, all disputes shall be resolved exclusively in accordance with the ADR Procedure set forth in Section 11(b) below if: (i) the dispute is regarding any Exclusion effected by MGIC in respect of any Covered Loan, including, for the avoidance of doubt, any failure to provide documents set forth on Exhibit B in order to establish a Claim as a Perfected Claim; and (ii) Servicer was a servicer of such Covered Loan at the time the basis for such Exclusion arose; and (iii) Servicer is the servicer of such Covered Loan at the time of such dispute; and (iv) the applicable Other Consent has been obtained at the time Servicer provides notice of such dispute pursuant to Section 11(b)(i)(A).  If Servicer is not the servicer at the time of the dispute for purposes of clause (iii), the dispute nonetheless may be resolved pursuant to this ADR Procedure if Servicer represents to MGIC that each servicer, subservicer, or other party that may have an interest in the dispute either (A) has agreed to participate as a party to the ADR Procedure and to be bound by the resolution thereof under all of the terms of this Settlement Agreement or (B) if any such servicer, subservicer, or other party has not agreed pursuant to clause (A), such servicer, subservicer, or other party shall nonetheless be bound by the resolution thereof.  If Servicer is not the servicer at the time of the dispute for purposes of clause (iii), and Servicer is not able to make the representations pursuant to clause (A) or (B) above, the dispute shall be resolved pursuant to the terms of the applicable Master Policy rather than the ADR Procedure.

(b)	ADR Procedure. The ADR Procedure is as follows:

(i)	Informal Resolution.

(A)
Notice by Servicer.  Servicer shall provide written notification to MGIC of such dispute within sixty (60) days from the date MGIC delivers written notification of MGIC’s determination of an Exclusion to Servicer (including on behalf of CHL as originator or acquirer of disputed loan), the servicer, the subservicer, or other party that may have an interest in the dispute.  Notification by Servicer shall specify the basis upon which Servicer and/or CHL believes that MGIC’s Exclusion is improper under the terms of the applicable Master Policy and this Settlement Agreement.  A failure by Servicer to provide notification to MGIC in this Section 11(b)(i)(A) shall not constitute a waiver of Servicer’s or CHL’s ability to invoke the ADR Procedure.

(B)
Response from MGIC.  Within sixty (60) days of MGIC’s receipt of a notification from Servicer pursuant to the first sentence of Section 11(b)(i)(A), MGIC shall provide a written response addressing the written submission that MGIC’s Exclusion is improper, and if applicable, why such submission does not serve to reverse MGIC’s decision.  A failure by MGIC to provide a response to Servicer and/or CHL pursuant to this Section 11(b)(i)(B) shall not constitute a waiver of MGIC’s ability to participate in the ADR Procedure set forth in Section 11(b).

(C)
Continued Informal Discussions.  For up to sixty (60) days after Servicer’s and/or CHL’s receipt of MGIC’s response pursuant to Section 11(b)(i)(B), the Parties will continue to attempt to resolve their dispute informally.

(ii)	Formal Resolution. A continuing dispute for which Servicer and/or CHL has invoked this ADR Procedure shall be resolved as follows:

(A)
Notice of Claim Group. If Servicer and/or CHL wishes to continue disputing MGIC’s determination, Servicer shall notify MGIC in writing of the existence of a Claim Group and of Servicer’s and/or CHL’s intention to pursue the ADR Procedure with respect to the Claim Group within nine (9) months from the date that Servicer or another applicable servicer receives written notification of MGIC’s determination of an Exclusion.  Each claim included in a Claim Group shall have been the subject of a written notification of MGIC’s determination of an Exclusion within such nine (9) month period.  A failure by Servicer to provide notification to MGIC under this Section 11(b)(ii)(A) shall constitute a waiver of Servicer’s and CHL’s ability to invoke the ADR Procedure set forth in Section 11(b)(ii).  Servicer and CHL shall be entitled to pursue the ADR Procedure for multiple Claim Groups within any nine (9) month period, provided that no Subject Loan shall be included in more than one Claim Group.

(B)
Administration of Arbitration.  The disputes in the first Claim Group shall be resolved by an arbitrator from the American Arbitration Association, the second by a JAMS arbitrator, and so on.  Servicer or CHL shall deliver the notice provided to MGIC pursuant to Section 11(b)(ii)(A) to the American Arbitration Association or JAMS, as applicable.

(C)
Appointment of Arbitrator.  A single disinterested arbitrator who has no prior business relationship with any Party (other than acting as an arbitrator or mediator) shall be appointed to resolve a Claim Group.  The arbitrator shall be appointed by the Parties either by mutual agreement or through the selection process prescribed by the American Arbitration Association or JAMS, whichever is administering the arbitration.

(D)
Written Submissions.  For each claim in the Claim Group, MGIC shall submit in writing within thirty (30) business days after appointment of the arbitrator no more than ten (10) pages of double-spaced written argument plus any supporting documentation; and Servicer and/or CHL shall submit a single response in writing with no more than ten (10) pages of double-spaced written argument plus any supporting documents within thirty (30) business days after it receives MGIC’s submission.  MGIC shall be allowed a five (5) page double-spaced written rebuttal for each disputed claim and shall be permitted to submit any additional documents directly responsive to the submission by Servicer and/or CHL within fifteen (15) business days after MGIC has received such submission.

(E)
Production of Documents and Prohibition of Discovery.  Each Party agrees it will not use or produce any document in any formal resolution contemplated by the ADR Procedure in Section 11(b)(ii) unless it has provided such information or produced such document to the other Party prior to or during the process for submission and resolution of the related disputed Claim in connection with the informal dispute resolution procedure pursuant to Section 11(b)(i).  Due to the expedited nature of the ADR Procedure, all discovery, including, but not limited to, interrogatories, document demands, depositions, or subpoenas directed to third parties, is prohibited.

(F)
Hearing Duration.  For each claim in a Claim Group dispute there shall be a hearing with the arbitrator of no more than ninety (90) minutes in duration.  MGIC will have up to thirty (30) minutes to present oral argument, followed by up to thirty (30) minutes of oral argument, which may be made by Servicer, CHL, or a combination of Servicer and CHL. MGIC will have up to fifteen (15) minutes of rebuttal.  Any remaining time shall be reserved for questions by the arbitrator.  All hearings shall be conducted via conference call, unless both Parties agree otherwise.

(G)
Location and Seat.  The location of any in person hearing shall be Milwaukee, Wisconsin, but the seat of arbitration shall be San Francisco, California.  If the Parties mutually agree that proceedings may take place outside of Milwaukee, Wisconsin, or by telephone or videoconference, the seat of arbitration nevertheless shall remain at San Francisco, California.

(H)	Burden of Proof. MGIC shall have the burden of proof by a preponderance of the evidence with respect to each disputed claim in a Claim Group.

(I)
Arbitrator Decision. The arbitrator shall be bound by the terms of this Settlement Agreement and the applicable Master Policy, and shall issue a written decision regarding each disputed claim in the Claim Group within thirty (30) days of the hearing (1) resolving all disputed claims, and (2) accepting either Servicer’s/CHL’s or MGIC’s position on each disputed Exclusion set forth in such Party’s submission without rendering a reasoned decision and without a discussion of the reasons therefor.  The arbitrator’s written decision shall be final and binding upon the Parties without further recourse or collateral attack, shall be used for the sole and exclusive benefit of the Parties that participate in such proceeding, shall be binding only with respect to the individual claims in the Claim Group, shall have no precedential effect, shall not benefit any third party (except as set forth in Section 19(b)), and shall not be cited by any Party for any purpose in any other proceeding, except a proceeding to enforce the decision.

(J)
Costs.  All costs of the ADR Procedure contemplated by this Section 11(b) (including the arbitrator’s fees but excluding attorneys’ fees) shall be borne by the Party that is the least successful in such process, as determined by the arbitrator, which shall be determined by comparing (1) the position asserted by each Party on all disputed matters in the Claim Group taken together with (2) the final decision of the arbitrator on all disputed matters in the Claim Group taken together.  For purposes of this Section 11(b)(ii)(J), “disputed matters” and “position asserted” shall be determined by reference to such Party’s submissions, and “Party” shall be MGIC on the one hand, and CHL and/or Servicer, on the other hand..

(iii)	Counsel. The Parties may, but are not required to, be represented by counsel in the proceedings described in this Section 11(b).

(c)
Other Dispute.  Any Dispute shall be settled by binding arbitration in accordance with the Commercial Arbitration Rules of the American Arbitration Association and subject to the Federal Arbitration Act, 9 U.S.C., Sections 1 through 16.  Each Dispute shall be arbitrated by a panel of three disinterested arbitrators, each of whom shall have no prior business relationship with any Party other than acting as an arbitrator under this Settlement Agreement.  No Dispute shall be consolidated with any arbitration concerning a dispute, claim or controversy with any other party.  For purposes of appointment of arbitrators, each of MGIC, on the one hand, and Servicer and/or CHL, as applicable, on the other hand, is entitled to appoint one arbitrator, with the third arbitrator to be appointed by the two already appointed.

(i)
Location and Seat.  The arbitration shall be seated in San Francisco, California, and all proceedings shall take place there.  If the Parties mutually agree that proceedings may take place outside of San Francisco, California, or by telephone or videoconference, San Francisco, California, nevertheless shall remain the seat of the arbitration.

(ii)
Costs.  All costs of the arbitration of any Dispute pursuant to this Section 11(c) (including the arbitrators’ fees, but exclusive of attorneys’ fees) shall be borne by the Party that is the least successful in such arbitration, as determined by the arbitrators, which shall be determined by comparing the position asserted by each Party on the Disputed Matter with the final decision of the arbitrators on the Disputed Matter.  For purposes of this Section 11(c)(ii), the “Disputed Matter” and “position asserted” shall be all matters raised by a Party in its final written presentations submitted to the arbitrators in connection with a Dispute, and “Party” shall be MGIC on the one hand, and CHL and/or Servicer, on the other hand.

(d)	With respect to the resolution of (i) each dispute pursuant to the ADR Procedure in Section 11(b) and (ii) each Dispute pursuant to Section 11(c):

(i)	No Presumption. No presumption based on MGIC’s role as an insurer shall apply against MGIC.

(ii)
Limitation on Damages.  The arbitrator(s) shall not award any incidental, indirect or consequential damages, including damages for lost profits, punitive or exemplary damages, and the Parties waive any right to recover any such damages.

(iii)
Confirmation of Award.  A Party shall have three (3) months from the date of a written decision to satisfy an award before the other Party may seek confirmation of the award.  A Party may seek confirmation of an award only in a state court located in California.

(iv)
Governing Law.  The Parties agree that New York law shall govern the resolution of any disputes resolved pursuant to the ADR Procedure set forth in Section 11(b) and any Dispute resolved pursuant to Section 11(c); except, however, California state law shall govern the collateral estoppel effect of an award issued pursuant to Sections 11(b) and 11(c), including but not limited to Vandenberg v. Superior Court, 21 Cal. 4th 815 (1999).

12.	Effect of Certain Action by OCI.

(a)
In the event that the OCI indicates in writing that, pursuant to Wisconsin Statute section 645.54, it intends to seek to avoid any payment under this Settlement Agreement or to void any portion of this Settlement Agreement, the Parties shall use good faith efforts to resist such action and shall meet and confer regarding such efforts to resist any such action by the OCI.

(b)
In the event that the OCI, pursuant to Wisconsin Statute section 645.54, obtains a final and non-appealable court order after any Other Implementation Date: (i) avoiding the payment, and/or granting recovery, of any amount of money paid by MGIC to Servicer or CHL pursuant to this Settlement Agreement, or (ii) voiding any portion of this Settlement Agreement in a way that deprives Servicer or CHL of any monetary benefit conferred by the terms of this Settlement Agreement which it would otherwise have obtained, then the Parties, in consultation with the OCI, shall meet and confer regarding the effect of such court order and the potential for modifications to this Agreement in an attempt to recoup such amount of money, and/or provide CHL or Servicer with, as applicable, a reasonable substitute for the material benefit deprived by such court order.

(c)
If the Parties and the OCI cannot reach agreement within sixty (60) days as to such modifications, then notwithstanding any other provision in this Settlement Agreement, including the releases and covenants set forth in Sections 13 and 14 and the dismissals pursuant to Section 6, CHL and Servicer shall have the right to pursue Causes of Action against MGIC or any successor to MGIC for any and all of the following:

(i)	Past Coverage Determination Loans;

(ii)	Each Resolved Covered Loan for which the OCI avoided a payment made by MGIC to or for the benefit of Servicer; and

(iii)	Each Unresolved Covered Loan.

(d)	In the event that CHL or Servicer pursues any Cause of Action available under Section 12(c), then:

(i)
MGIC and any successor to MGIC may assert any defense or counterclaim available to it, under any applicable Master Policy or otherwise, including, but not limited to, any defense by MGIC or any successor to MGIC that it is entitled to rescind coverage or deny a Claim.

(ii)
Any legal or contractual limitations period and any defense based on the passage of time with respect to Causes of Action included in the Litigation Action or the Arbitration Action are tolled from the date such Causes of Action were made in such actions and shall continue to be tolled through [***], in addition to any other tolling periods that may apply by operation of law.  Any legal or contractual limitations period and any defense based on the passage of time with respect to Causes of Action comprising the Mortgage Insurance Dispute not included in such actions shall be tolled from [***] and shall continue to be tolled through [***], in addition to any tolling that may apply by operation of law.  No tolling that occurs by virtue of this Section 12(d) and/or by operation of law shall have the effect of reviving any Cause of Action that was barred by any statute of limitations or similar rule of law or equity prior to [***].

(iii)
The amount of recovery from MGIC and any successor to MGIC in connection with all such Causes of Action shall not exceed the sum of (x) the Current Liability Amount plus (y) the amount(s) of the Settlement Payment for which the OCI avoided payment, or obtained recovery, pursuant to a court order contemplated by Section 12(b).

(iv)
MGIC shall process and pay Claims under the terms of the applicable Master Policy, subject to MGIC’s rights to rescind, deny, curtail, or correct coverage without regard to the terms of this Settlement Agreement.

(v)	CHL and Servicer shall have no rights, and MGIC shall have no obligations, under Section 11(b).

13.	Release by MGIC Releasors.

(a)	Except as set forth in Sections 12 and 13(d), upon CHL and Servicer dismissing any part of the Arbitration Action or the Litigation Action with prejudice pursuant to Section 6(d) or Section 6(e):

(i)
the MGIC Releasors shall be deemed to release and discharge as of the applicable Other Implementation Date with respect to the Countrywide PLS Loans and the Third Party PLS/Other Loans, the CHL Released Parties and the Servicer Released Parties from any and all past, present, or future Causes of Action, whether such Causes of Action are known or unknown, foreseen or unforeseen, developed or undeveloped, discoverable or presently incapable of being discovered, relating in any way to any act, event or omission that occurred or should have occurred on or before the applicable Other Implementation Date with respect to the Countrywide PLS Loans and the Third Party PLS/Other Loans, and concerning the Mortgage Insurance Dispute (for the avoidance of doubt, the foregoing include all Causes of Action that were asserted, could have been asserted, or could have been asserted had there been no jurisdictional bars, by any MGIC Releasor in the Arbitration Action or the Litigation Action); and

(ii)
MGIC, on behalf of itself and all other MGIC Releasors, hereby covenants and agrees, not to initiate, on or after the applicable Other Implementation Date, any Cause of Action against any of the CHL Released Parties or the Servicer Released Parties for any of the subject matter released by this Section 13(a), and covenants and agrees not to participate, assist, encourage or cooperate in any such Cause of Action.

(b)
In making a full and complete release as provided in Section 13(a), MGIC expressly waives and relinquishes all rights and benefits, which it has, or may have, under California Civil Code section 1542 or any similar statute in any other jurisdiction.  Section 1542 provides as follows:

A general release does not extend to claims which the creditor does not know or suspect to exist in his or her favor at the time of executing the release, which if known by him or her must have materially affected his or her settlement with the debtor.

(c)
MGIC acknowledges that it is aware that it or another MGIC Releasor may hereafter discover facts different from, or in addition to, those which it now knows or believes to be true with respect to the Causes of Action released pursuant to this Section 13.  Notwithstanding any such different or additional facts, this release shall fully discharge each of the CHL Released Parties and the Servicer Released Parties from any and all Causes of Action released pursuant to this Section 13.

(d)
Notwithstanding anything in this Section 13 to the contrary, and notwithstanding whether such claims were or could have been brought in the Arbitration Action or the Litigation Action, the release given in Section 13(a) does not apply to:

(i)	Any disputes or claims within the scope of the ADR Procedure set forth in Section 11(b), and any Dispute within the scope of Section 11(c);

(ii)	Any disputes or claims involving Non-Consenting Loans;

(iii)	Any disputes or claims regarding payments to be made by CHL or Servicer pursuant to an applicable Master Policy;

(iv)	Any disputes or claims involving Curtailments; and

(v)	Any disputes or claims regarding [***].

14.	Release by CHL Releasors and Servicer Releasors.

(a)	Except as set forth in Sections 12 and 14(d), upon CHL and Servicer dismissing any part of the Arbitration Action or the Litigation Action with prejudice pursuant to Section 6(d) or Section 6(e):

(i)
the CHL Releasors and the Servicer Releasors shall be deemed to release and discharge as of the applicable Other Implementation Date, each of the MGIC Released Parties from any and all past, present, or future Causes of Action, whether such Causes of Action are known or unknown, foreseen or unforeseen, developed or undeveloped, discoverable or presently incapable of being discovered, relating in any way to any act, event or omission that occurred or should have occurred on or before the applicable Other Implementation Date with respect to the Countrywide PLS Loans and the Third Party PLS/Other Loans, and concerning the Mortgage Insurance Dispute (for the avoidance of doubt, the foregoing include all Causes of Action that were asserted, could have been asserted, or could have been asserted had there been no jurisdictional bars, by any CHL Releasor or Servicer Releasor in the Arbitration Action or the Litigation Action); and

(ii)
CHL, on behalf of itself and all other CHL Releasors, and Servicer, on behalf of itself and all Servicer Releasors, hereby covenant and agree, not to initiate, on or after the applicable Other Implementation Date), any Cause of Action against any of the MGIC Released Parties (i) for any of the subject matter released by this Section 14(a) or (ii) related to or arising from MGIC’s mortgage insurance coverage obligations with respect to any Subject Loans for which CHL or Servicer has acted solely as a subservicer, and covenants and agrees not to participate, assist, encourage or cooperate in any such Cause of Action; provided that CHL and Servicer may take such actions and provide such assistance permitted under Section 6(b).

(b)
In making a full and complete release as provided in Section 14(a), each of CHL and Servicer expressly waives and relinquishes all rights and benefits, which it has, or may have, under California Civil Code section 1542 or any similar statute in any other jurisdiction.  Section 1542 provides as follows:

A general release does not extend to claims which the creditor does not know or suspect to exist in his or her favor at the time of executing the release, which if known by him or her must have materially affected his or her settlement with the debtor.

(c)
Each of CHL and Servicer acknowledges that it is aware that it or another CHL Releasor or Servicer Releasor may hereafter discover facts different from, or in addition to, those which it now knows or believes to be true with respect to the Causes of Action released pursuant to this Section 14.  Notwithstanding any such different or additional facts, this release shall fully discharge each of the MGIC Released Parties from any and all Causes of Action released pursuant to this Section 14.

(d)
Notwithstanding anything in this Section 14 to the contrary, and notwithstanding whether such claims were or could have been brought in the Arbitration Action or the Litigation Action, the release given in Section 14(a) does not apply to:

(i)	Any disputes or claims within the scope of the ADR Procedure set forth in Section 11(b) and any Dispute within the scope of Section 11(c);

(ii)	Any disputes or claims involving Non-Consenting Loans;

(iii)	Any actual or claimed acts, errors, mistakes or omissions [***];

(iv)	Any claims or disputes involving Curtailments; and

(v)	Any claims by CHL or Servicer that MGIC has reduced the amount of a Settlement Percentage Claim Payment due to the existence of a DPO.

15.	Indemnification.

(a)
(i) MGIC shall indemnify, defend and hold harmless each of CHL and Servicer and their respective Affiliates from and against all Causes of Action asserted against, resulting to, imposed upon or incurred by, CHL and Servicer and their respective Affiliates, directly or indirectly, by reason of, arising out of or resulting from the inaccuracy or breach of any representation, warranty or covenant of MGIC contained in this Agreement; (ii) CHL shall indemnify, defend and hold harmless MGIC and its Affiliates from and against all Causes of Action asserted against, resulting to, imposed upon or incurred by, MGIC or its Affiliates, directly or indirectly, (x) by reason of, arising out of or resulting from the inaccuracy or breach of any representation, warranty or covenant of CHL contained in this Agreement and (y) any Subject Loan as to which CHL elects to exercise delegated authority as servicer or otherwise to consent on behalf of the Trust/Other for purposes of obtaining Other Consent; and (iii) Servicer shall indemnify, defend and hold harmless MGIC and its Affiliates from and against all Causes of Action asserted against, resulting to, imposed upon or incurred by, MGIC or its Affiliates, directly or indirectly, (x) by reason of, arising out of or resulting from the inaccuracy or breach of any representation, warranty or covenant of Servicer contained in this Agreement and (y) in connection with any Subject Loan as to which Servicer elects to exercise delegated authority as servicer or otherwise to consent on behalf of the Trust/Other for purposes of obtaining Other Consent; provided, for the avoidance of doubt, that Servicer shall have no obligation whatsoever to indemnify MGIC under this Section 15(a)(iii): (x) for any indemnification obligation of CHL pursuant to clause (ii) of this Section 15(a) or Section 15(b); or (y) with respect to any Cause of Action that results from the action or inaction by a servicer of a Subject Loan at a time when Servicer is neither the master servicer nor servicer at the time the basis for such Cause of Action arose.

(b)
On and after the applicable Other Implementation Date with respect to the [***], CHL shall indemnify all MGIC Released Parties from and against all Causes of Action asserted by [***], directly or indirectly, by reason of, arising out of or resulting from the actual or claimed obligation to pay any amount of money in respect of:

(i)	[***];

(ii)	[***]; or

(iii)	[***];

provided, however, that CHL shall not be required to so indemnify any MGIC Released Party under this Section 15(b) in respect of:

(A)	[***];

(B)	any actual or claimed acts, errors, mistakes or omissions in [***];

(C)	any Cause of Action relating to any Non-Consenting Loans;

(D)	any Cause of Action brought by the OCI under Wisconsin Statute section 645.54;

(E)	any Cause of Action brought by any borrower or any successor in interest to any borrower, in each case, in such capacity, with respect to any Subject Loan; or

(F)
any Cause of Action brought by any stockholder, employee, or employee benefit plan subject to the federal Employee Retirement Income Security Act of MGIC or its Affiliates, in each case, in such capacity.

(c)
An Indemnified Party seeking indemnification under this Section 15 for any claim brought by a third party will: (i) give the Indemnifying Party prompt written notice of the claim; (ii) allow the Indemnifying Party to assume control of the defense and settlement of the claim, except to the extent that (A) such third party claim seeks an injunction or equitable relief against any Indemnified Party or (B) the Indemnifying Party has failed or is failing to defend in good faith such third party claim, in which case the Indemnified Party may reassume the defense of the claim and the Indemnifying Party shall pay the Indemnified Party’s costs and expenses, including attorneys’ fees, associated with such defense; (iii) consult and cooperate as reasonably requested by such Indemnifying Party in connection with the defense and any settlement of the claim; and (iv) not settle or compromise the claim without the written consent of the Indemnifying Party, which consent will not be unreasonably or untimely withheld, provided that no such consent shall be required for any such settlement or compromise that (A) is exclusively monetary and would not impose any injunctive or equitable relief on the Indemnified Party, (B) includes as a term thereof an unconditional release, given by the person(s) asserting such third party claim, of all Indemnified Parties from all liability with respect to such third party claim, and (C) does not contain an admission of liability on the part of any Indemnified Party.  The Indemnifying Party shall not consent to the entry of any judgment that would impose any injunctive or equitable relief on the Indemnified Party without the prior written consent of the Indemnified Party.

16.	Confidentiality.

(a)
The Parties covenant and agree to keep confidential the Confidential Information and further covenant and agree not to disclose or otherwise convey any portion of the Confidential Information outside of their respective organization except:

(i)	By written agreement of MGIC, CHL and Servicer;

(ii)	To reinsurers, directly or through intermediaries in connection with claims for reinsurance, and to any arbitration panel, court or tribunal in reinsurance disputes;

(iii)
To any entity performing servicing functions with respect to a Subject Loan (including master servicers, servicers and subservicers of Subject Loans) and to any owner or Trustee/Other of Subject Loans, whether or not Other Consent has been obtained, in the ordinary course of business or in the course of obtaining Other Consent;

(iv)
To originators, directly or through intermediaries in the event CHL or Servicer seeks to obtain repurchase based on a breach of a representation or warranty, and to any arbitration panel, court or tribunal in repurchase disputes;

(v)	To outside auditors, attorneys, accountants, regulators or consultants of any Party;

(vi)
By MGIC, to any third party for purposes of any Cause of Action asserted by such third party against MGIC with respect to which the CHL Releasors or the Servicer Releasors have released MGIC pursuant to Section 14 or for which CHL or Servicer has indemnified MGIC pursuant to Section 15(b), provided that MGIC may make any such disclosure only if MGIC has complied with the notice and other procedures pursuant to Section 15(b);

(vii)	To regulators of any Party (including the OCI) and to the GSEs, and to any of the auditors, attorneys, accountants, or consultants of any such regulator or the GSEs;

(viii)
By MGIC, to financial institutions potentially providing funds to MGIC or an Affiliate of MGIC (and to financial institutions providing funds to such financial institutions), including to securities underwriters and their counsel;

(ix)
To the extent a Party is advised by its counsel (who may be internal counsel) that it or an Affiliate is required to do so by law, regulation, or the rules of a securities marketplace on which the securities of it or an Affiliate are traded (it being understood that, for this purpose, “law” includes a subpoena or similar demand issued in connection with an adversary proceeding).  Each of CHL and Servicer acknowledges and agrees that MGIC will make public disclosure of the contents of this Settlement Agreement and file this Settlement Agreement with the United States Securities and Exchange Commission or such securities marketplace, and that MGIC will seek confidential treatment of the contents of this Settlement Agreement as mutually agreed by the Parties; or

(x)	As provided in Section 16(b).

(b)
If any court, governmental agency, or regulatory body demands that a Party disclose any information contained in the Confidential Information to the public or to a third party other than the court, governmental agency or regulatory body, the Disclosee may, in the absence of a protective order, disclose such information to the extent that the Disclosee is advised in writing that it must do so by its legal counsel; provided that the Disclosee within two (2) business days of such demand shall, unless restrained by court order, provide written notice to the other Party, shall provide as soon as practical copies of all notice papers, orders, requests or other documents in order to allow the other Party to seek an appropriate protective order, and shall not disclose such information until five (5) business days after the Disclosee has given notice to the other Party.  Notice under this Section 16(b) shall be made to the persons identified in Section 17(a).  The Disclosee shall cooperate fully with the other Party, at the other Party’s cost and expense, should the other Party seek such an order.

(c)
In the event of any disputes between the Parties regarding this Settlement Agreement and/or any disputes pursuant to Sections 11(b) and/or Disputes pursuant to Section 11(c), the Parties agree to use their best efforts not to disclose any Confidential Information to any third parties other than the court, arbitrator(s) or any trier of fact.  To the extent this Settlement Agreement is to be used in any court filing or offered as evidence in any court proceeding, the Parties will use their best efforts consistent with applicable law to have the Settlement Agreement filed or marked under seal and enter into a confidentiality agreement restricting access to the Settlement Agreement to the parties to that litigation.  No Party to this Settlement Agreement will oppose any other Party’s request to have this Settlement Agreement filed or marked under seal.

17.	Notices and Payments.

(a)
Notices.  Except for notices and communications contemplated by Section 3 (Continuing Reconciliation; Finalizing Schedules; Manifest Error; Subject Loan Reports), Section 4 (OCI Consent; Termination Based on Certain Actions), Section 5 (Other Consents), Section 10 (Recently Rescinded Loans and Pending Rescission Loans; Perfection and Processing of Certain Claims; Perfection of Claims and Payment of Perfected Claims; Request for Additional Documents; Delivery of Documents to Servicer); and Section 11(b) (ADR Procedure), which shall be delivered in the ordinary course of business and as provided in such applicable Section of this Settlement Agreement, any notice or communications required or arising under, or relating to, this Settlement Agreement shall be in writing and shall be deemed to have been duly given when (i) delivered via email, (ii) mailed by United States registered or certified mail, return receipt requested, (iii) mailed by overnight express mail or other nationally recognized overnight or same-day delivery service, or (iv) delivered in person to the Parties and their counsel at the following addresses:

With respect to MGIC:

Mortgage Guaranty Insurance Corporation
250 East Kilbourn Avenue
Milwaukee, Wisconsin 53202
Attention: Jeffrey H. Lane
Executive Vice President and General Counsel
Email:  jeff_lane@mgic.com

With a copy to:

Bartlit Beck Herman Palenchar & Scott LLP
Courthouse Place
54 West Hubbard
Chicago, Illinois 60654
Attention: Jeffrey A. Hall
Email: jeffrey.hall@bartlit-beck.com

With respect to CHL:

Countrywide Home Loans, Inc.
4500 Park Granada
Calabasas, CA 91302
Attention: Michael W. Schloessmann
President
Email: michael.schloessmann@bankofamerica.com

With a copy to:

Reed Smith LLP
355 So. Grand Avenue
Los Angeles, CA 90071
Attention: David Halbreich
Email: dhalbreich@reedsmith.com

With respect to Servicer:

Bank of America, N.A.
50 Rockefeller Plaza, 7th Floor
NY1-050-07-01
New York, NY 10020-1605
Attention: Christopher J. Garvey
Associate General Counsel – Litigation
Email: christopher.garvey@bankofamerica.com

With a copy to:

Reed Smith LLP
355 So. Grand Avenue
Los Angeles, CA 90071
Attention: David Halbreich
Email: dhalbreich@reedsmith.com

(b)
Payments.  Absent any other written agreement signed by the Parties, all payments by the Parties under the terms of this Settlement Agreement and disbursements by the escrow agent from the Escrow Accounts shall be made by wire transfer to the following accounts:

to MGIC:
Bank:  [***]
Milwaukee, WI
ABA [***]
Account No. [***]
Account Name: [***]; and

to Servicer:

Bank: [***]
ABA: [***]
Account Number: [***]
Account Name: [***]
Reference:  [***]

to CHL (solely for purposes of disbursements from the CHL Escrow Account):

Bank: [***]
ABA: [***]
Account Number: [***]
Account Name: [***]
Reference:  [***]

(c)
Changes. Any Party may change (i) the address to which notices and communications hereunder are to be delivered, or (ii) the account to which payments and disbursements are to be made for the benefit of such Party, by giving the other Party notice in the manner set forth in this Section 17, provided that notice of a change in an account is effective with respect to a payment or disbursement only if given twenty (20) or more business days prior to the date such payment or disbursement is due to be made, unless otherwise agreed in writing by the Parties.

18.	Schedules and Exhibits.

This Settlement Agreement includes the following Schedules and Exhibits, each of which is incorporated herein by this reference:

Schedules

Schedule 1	-	Covered Loans
Schedule 2	-	Past Coverage Determination Loans
Schedule 3	-	Recently Paid Loans
Schedule 4	-	Recently Rescinded Loans
Schedule 5	-	Past Paid Loans
Schedule 6	-	[Deliberately omitted.]
Schedule 7	-	True-Up Loans
Schedule 8	-	Pending Rescission Loans
Schedule 9	-	Recently Denied Loans
Schedule 10	-	[***]
Schedule 11	-	Non-Consenting Loans

Exhibits

Exhibit A	-	[Deliberately omitted.]
Exhibit B	-	List of Documents Required to Perfect a Claim
Exhibit C	-	Origination Documents Required Due to State Regulation
Exhibit D	-	OCI Interpretive Letter
Exhibit E	-	[Deliberately omitted.]
Exhibit F	-	Exclusions
Exhibit G	-	Other Consent Language
Exhibit H	-	Escrow Agreement
Exhibit I	-	Form of Subject Loan Report
Exhibit J	-	Form of Stipulation and Order of Dismissal
Exhibit K	-	Form of UCC-1 Financing Statement (Section 2(e)(i))
Exhibit L	-	Form of UCC-1 Financing Statement (Section 2(e)(ii))

19.	Miscellaneous Provisions.

(a)
No Admission.  The Parties agree that this Settlement Agreement is entered in compromise of claims that are disputed as to both liability and damages and that this Settlement Agreement shall be deemed to be subject to Fed. R. Civ. P. 408, Cal. Evid. Code § 1152 and any other similar provision regarding the admissibility of offers to compromise disputed claims.  This Settlement Agreement and any negotiations leading thereto do not constitute an admission of any fact or claim by any Party with respect to any matter.  This Settlement Agreement shall not be used as an admission against any Party in this or any other past, present or future claim or matter; provided, however, that nothing in this Section 19(a) shall preclude the use of the Settlement Agreement to enforce the Settlement Agreement.  Except as expressly stated herein, neither this Settlement Agreement nor any provision herein shall be considered or treated as a precedent, either for purposes of the Parties’ or any of their Affiliates’ future dealings or otherwise.  The Parties understand and agree that no Party, by entering this Settlement Agreement, admits the accuracy of any position advanced by any other person whatsoever, and that any resolution reached, whether by mutual agreement or by further arbitration in accordance with the terms of this Settlement Agreement, is the resolution of a disputed claim.

(b)
Successors, Assignees, and Third Party Beneficiaries.  All terms and conditions of this Settlement Agreement shall be binding on the successors and assignees of each Party; provided that (i) no assignment by a Party shall operate as a release of such Party from any obligations under this Settlement Agreement; (ii) subject to the requirements of the applicable Master Policy, Servicer may assign any servicing rights or obligations with respect to any Subject Loan to any assignee that is an approved servicer (as contemplated by the applicable Master Policy), and such assignee shall be entitled to the benefit of any provision of this Settlement Agreement only if (x) Servicer gives prior written notice to MGIC of such assignment if and only to the extent required under the applicable Master Policy and (y) such assignee agrees to be bound by all of the provisions hereof; and (iii) an assignee which is not bound by the provisions hereof may nonetheless participate in the ADR Procedure as expressly provided in Section 11(a).  Nothing expressed or referred to in this Settlement Agreement is intended or shall be construed to give any person other than MGIC, CHL, and Servicer any legal or equitable right, remedy, or claim under or with respect to this Settlement Agreement or any provisions contained herein, or in any arbitration or litigation arising out of this Settlement Agreement, except as expressly provided in this Settlement Agreement, including, but not limited to, the releases and indemnification of the MGIC Released Parties and the CHL Released Parties provided in Sections 13, 14, and 15.  Except as expressly set forth in Section 10(b), no Trust/Other or any Trustee/Other shall have any rights or obligations under this Settlement Agreement unless and until the Other Implementation Date with respect to such Trust/Other has occurred, and prior to such time, no Claim submitted with respect to any loan held by any Trust/Other shall be subject to any terms of this Settlement Agreement, including, for the avoidance of doubt, any payments hereunder or the ADR Procedure set forth in Section 11(b).

(c)
Governing Law.  Except as provided in Section 11(d)(iv), this Settlement Agreement and any Cause of Action arising under or related to this Settlement Agreement or the settlement effected by this Settlement Agreement shall be governed by, and construed in accordance with, the internal laws of the State of New York without regard to the law of conflicts.

(d)
Interpretation.  This Settlement Agreement shall not be construed against any Party, but shall be construed as if the Parties jointly prepared the Settlement Agreement and any uncertainty and ambiguity shall not be interpreted against any one Party.  The use of any gender in this Settlement Agreement shall be deemed to be or include the other genders, including neuter, and the use of the singular shall be deemed to be or include the plural (and vice versa) wherever applicable. The use of the word “include” or “including”, when following any general statement, term or matter, shall not be construed to limit such statement, term or matter to the specific items or matters set forth immediately following such word or to similar items or matters, whether or not any “no limitation” language (such as “without limitation” or “but not limited to” or words of similar import) is used with reference thereto, but rather shall be deemed to refer to all other items or matters that fall within the broadest possible scope of such general statement, term or matter.  All references to “Section,” “clause,” “recital,” “Schedule” or “Exhibit” shall be deemed to refer to the Sections, clauses, recitals, Schedules or Exhibits of this Settlement Agreement. The words “this Settlement Agreement,” “this Agreement,” “hereof,” “hereunder,” “herein,” “hereby,” or words of similar import shall refer to this Settlement Agreement as a whole and not to a particular section, subsection, clause or other subdivision of this Agreement, unless the context otherwise requires.

(e)
Severability; Effect of Court Order.  If any provision of this Settlement Agreement is declared invalid or unenforceable, then, to the extent possible, all of the remaining provisions of this Settlement Agreement shall remain in full force and effect and shall be binding upon the Parties, subject to the provisions of Section 12, including, but not limited to, any modifications as contemplated by Section 12(b).  In the event that in any proceeding a final and non-appealable court order is entered after any Other Implementation Date (i) avoiding the payment, and/or granting recovery, of any amount of money paid pursuant to this Settlement Agreement by CHL to MGIC, or by MGIC to CHL, or (ii) voiding any portion of this Settlement Agreement in a way that deprives CHL or MGIC of any monetary benefit that it would otherwise have obtained from the other Party pursuant to the terms of this Settlement Agreement, then CHL and MGIC shall meet and confer regarding the effect of such court order and the potential for modifications to this Agreement in an attempt to recoup such amount of money, and/or provide CHL or MGIC, whichever is deprived of a material benefit by such court order with, as applicable, a reasonable substitute for such material benefit to the extent that any such recoupment or material benefit can be lawfully provided, provided that (i) Servicer (including without limitation any of its Affiliates (other than CHL)) shall have no obligation to participate in such discussions, to agree to any modifications to this Agreement, to undertake or assume any liabilities or other obligations to any Party or other person as a result of this provision, or to provide any payment to any Party or other person pursuant to this Section 19(e), and (ii) Servicer’s only obligation pursuant to this Section 19(e), solely in its capacity as master servicer or servicer of the Subject Loans and not in any other capacity, is to use commercially reasonable efforts to cooperate in good faith with MGIC and CHL to effect any modifications to this Agreement made pursuant to this Section 19(e), but only to the extent that such cooperation and modifications do not either cause Servicer to incur any additional monetary obligations or other liabilities not contemplated by this Settlement Agreement or impose any unreasonable burdens on Servicer, and only to the extent permitted under applicable law.

(f)
Headings.  The headings and subheadings contained in this Settlement Agreement are inserted for convenience only and shall not affect the meaning or interpretation of this Settlement Agreement or any provision hereof.

(g)
Amendment and Waiver.  No change or amendment shall be valid unless it is made in writing and executed by the Parties to this Settlement Agreement.  No specific waiver of any of the terms of this Settlement Agreement shall be considered as a general waiver. All waivers of this Settlement Agreement must be in writing and signed by or on behalf of the Party waiving its rights.  No delay or failure on the part of any Party to exercise any right, remedy, power or privilege under this Settlement Agreement shall operate as a waiver thereof, and no single or partial exercise by any Party of any such right, remedy, power or privilege precludes other or further exercise thereof or the exercise of any other right, remedy, power or privilege.

(h)
Costs.  The Parties agree that they are solely responsible for their own attorneys’ fees, costs and expenses incurred in connection with the Mortgage Insurance Dispute, the Arbitration Action, the Litigation Action or dispute resolution pursuant to Section 11 (except as expressly provided otherwise in Section 11) and the execution, delivery and implementation of this Settlement Agreement.

(i)
Advice of Counsel.  Each of the Parties acknowledges that it has had the advice of counsel in connection with this Settlement Agreement, and has entered into this Settlement Agreement freely after reviewing this Settlement Agreement with counsel.

(j)
Corporate Existence and Authority.  Each of the Parties represents that (1) it is validly existing under the laws of its chartering authority and has full power and authority to conduct its business as now conducted by it, (2) it has full power and authority to execute and deliver this Settlement Agreement and to perform its obligations hereunder, (3) it has taken all necessary corporate action to authorize the execution and delivery of this Settlement Agreement and the performance of its duties and obligations contemplated hereby, (4) none of such execution, delivery, or performance of this Agreement and the transactions contemplated hereby: (A) conflicts with the obligations of such Party under any material agreement binding upon it; (B) requires any authorization, consent or approval by, or registration, declaration or filing with, or notice to, any governmental authority, agency or instrumentality, or any third party, except for (i) any authorization, consent, approval, registration, declaration, filing, or notice that has been obtained or given prior to the date hereof, (ii) the OCI Consent; (iii) the Other Consents; and (iv) the occurrence of the Initial Implementation Date; (C) results in, or requires, the creation or imposition of any lien or other charge upon or with respect to any of the assets now owned or hereafter acquired by a Party, (5) this Settlement Agreement, upon execution and delivery, is a valid and binding agreement, enforceable against it in accordance with the terms of this Settlement Agreement, subject to applicable bankruptcy, insolvency, reorganization, moratorium, insurers’ rehabilitation and liquidation, and other similar laws affecting creditor’s rights generally and general principles of equity.  To the extent CHL or Servicer provides an Other Consent required under Section 5 with respect to a particular Trust/Other under contractual or delegated authority without specific approval by the Trust/Other, at each time CHL or Servicer takes such action, CHL or Servicer represents and warrants that it is authorized to deliver such Other Consent on behalf of the Trust/Other to which such Other Consent relates.

(k)
Certain Representations by MGIC.  MGIC represents and warrants as of the Signing Date, and shall be deemed to represent and warrant as of (x) MGIC’s deposit of the Settlement Payment and the Denial Settlement Payment into the MGIC Escrow Account and (y) each Other Implementation Date, that:

(i)
MGIC (a) is not and, immediately after giving effect to the consummation of the transactions contemplated by this Agreement and the other transactions contemplated hereby, will not be insolvent as such term is defined in Wisconsin Statute section 600.03, and (b) has received “reasonably equivalent value” as that term is used by the Uniform Fraudulent Transfer Act (“UFTA”) and “fair consideration” as that term is used by the Uniform Fraudulent Conveyance Act (“UFCA”) in exchange for any payments made by MGIC pursuant to this Settlement Agreement, including, but not limited to, the Settlement Payment and the Denial Settlement Payment, and performance by MGIC of its other obligations hereunder, each in accordance with the terms and conditions of this Settlement Agreement and the Escrow Agreement.

(ii)
MGIC has made available to CHL and Servicer true and complete copies of (A) the unaudited statutory annual statements of MGIC, containing the annual statutory statements of assets, liabilities and capital and surplus of MGIC as at December 31, 2012, 2011 and 2010 and the related statements of income, which include changes in statutory capital and surplus accounts, and cash flows for the fiscal years then ended, together with all exhibits, schedules and notes thereto and any related certifications filed with the OCI, and (B) the audited statutory financial statements of MGIC containing the annual statutory statements of admitted assets, liabilities and capital and surplus of MGIC as at December 31, 2011 and 2010 and the related statutory statements of operations, statutory statements of capital and surplus and statutory statements of cash flows for the fiscal years then ended, together with all exhibits, schedules and notes thereto (the portion of the documents referred to in the foregoing clauses (A) and (B) that are financial statements are collectively referred to as the “Statutory Statements” and the remaining portion of such documents is the “Additional Items”).  The Statutory Statements (A) have been derived from the books and records of MGIC, (B) have been prepared in accordance with all applicable laws and applicable accounting principles, (C) have been timely filed with or submitted to the OCI on forms prescribed or permitted by the OCI and (D) fairly present in all material respects, in accordance with applicable accounting principles, the statutory financial position, results of operations and cash flows, assets, liabilities, capital and surplus, changes in statutory surplus and cash flows of MGIC as at the respective dates of, and for the periods referred to in, the Statutory Statements (to the extent presented in such statements).  The Additional Items (A) have been derived from the books and records of MGIC, except that this subclause (A) does not apply to the portion of the Additional Items that are certifications, (B) have been prepared in accordance with all applicable laws, and (C) have been timely filed with or submitted to the OCI on forms prescribed or permitted by the OCI.

(iii)
MGIC is not the subject of any supervision, conservation, rehabilitation, liquidation, receivership, insolvency, bankruptcy or other equivalent proceeding.  MGIC has not received any oral or written notice from any governmental authority, including the OCI, threatening to seek to initiate any such proceeding.

(l)
Certain Representations by CHL.  CHL represents and warrants as of the Signing Date, and shall be deemed to represent and warrant as of (x) CHL’s deposit of the CHL Escrow Amount into the CHL Escrow Account and (y) each Other Implementation Date, that:

(i)
CHL has received “reasonably equivalent value” as that term is used by the UFTA and “fair consideration” as that term is used by the UFCA in exchange for any payments made by CHL pursuant to this Settlement Agreement, including, but not limited to, the CHL Escrow Amount, and performance by CHL of its other obligations hereunder, each in accordance with the terms and conditions of this Settlement Agreement and the Escrow Agreement.

(ii)
CHL is not the subject of any supervision, conservation, rehabilitation, liquidation, receivership, insolvency, bankruptcy or other equivalent proceeding.  CHL has not received any oral or written notice from any governmental authority threatening to seek to initiate any such proceeding.

(m)
Counterparts.  This Settlement Agreement may be executed in counterparts, and when each Party has signed and delivered at least one such counterpart, each counterpart shall be deemed an original, and, when taken together with the other signed counterparts, shall constitute one agreement, which shall be binding upon and effective as to all Parties. Signatures of the Parties transmitted by fax or .pdf shall be deemed to be their original signatures for all purposes.

(n)
Entire Agreement.  This Settlement Agreement, together with the attached Schedules and Exhibits (whether such Exhibits are executed or not), the letter agreement between the Parties dated December 10, 2012, the MGIC/BANA Settlement Agreement to the extent expressly referenced in this Settlement Agreement, each document executed by the Parties that expressly references this Section 19(n), and the Master Policy to the extent that the terms and conditions of this Settlement Agreement do not supersede the terms and conditions of an applicable Master Policy, constitutes the entire agreement between the Parties with respect to the subject matter of this Settlement Agreement and supersedes all prior and contemporaneous oral and written agreements, discussions and correspondence, including agreements in principle, drafts, descriptions of this Settlement Agreement, and prior written agreements.  The Parties further acknowledge and represent that other than as specifically stated herein, no promises or inducements have been offered for this Settlement Agreement, and this Settlement Agreement is executed without reliance by either Party on any representation, statement, report or analysis of any other Party or any of their respective representatives concerning or relating to this Settlement Agreement or the settlement effected hereby.

(o)
Specific Performance.  Each of the Parties acknowledges and agrees that the other Party would be damaged irreparably in the event any provision of this Settlement Agreement is not performed in accordance with its specific terms or otherwise is breached. Each of the Parties agrees that any Party shall be entitled, in addition to any other remedy at law or in equity, to enforce the terms of this Settlement Agreement through an arbitration award seeking a decree of specific performance without the necessity of proving the inadequacy of money damages as a remedy or the posting of any bond.

(p)	Further Assurances. The Parties shall execute such further instruments and take such further actions as may reasonably be necessary to carry out the intent of this Settlement Agreement.

[The following page is the signature page.]

 IN WITNESS WHEREOF, the Parties have executed this Settlement Agreement as of the date first stated above.

MORTGAGE GUARANTY INSURANCE CORPORATION	COUNTRYWIDE HOME LOANS, INC.

/s/ Patrick Sinks	/s/ Michael Schloessmann
Name: Patrick Sinks	Name: Michael Schloessmann
Title: President and Chief Operating Officer	Title: President

BANK OF AMERICA, N.A., as Master Servicer or Servicer

/s/ Anthony T. Meola
Name: Anthony T. Meola
Title: Senior Vice President

Exhibit B

Documents Required to Perfect a Claim

Execution Copy

EXHIBIT B

DOCUMENTS REQUIRED TO PERFECT A CLAIM

Defined terms have the meaning given them in the applicable Master Policy (as defined in the Settlement Agreement) and references to Exhibits are to Exhibits to the Settlement Agreement.

•	Declaration of loss, including Lender’s calculation of the Claim Amount, prepared by Lender

A copy of each of the following documents:

•	[***]
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•	[***]
•	[***]
•	[***]
•	[***]
•	[***]
•	[***]

If MGIC is exercising its right to acquire a property, the original of each of the following:

•	[***]
•	[***]

Exhibit C

Origination Documents Required for Fraud Investigations
Due to State Regulations

Execution Copy

EXHIBIT C

ORIGINATION DOCUMENTS REQUIRED FOR FRAUD INVESTIGATIONS DUE TO STATE REGULATIONS

Defined terms have the meaning given them in the applicable Master Policy (as defined in the Settlement Agreement) and references to Exhibits are to Exhibits to the Settlement Agreement.

A copy of each of the following, as requested pursuant to the Settlement Agreement:

•	Loan application (1003)
•	Appraisal and satisfactory completion certificate, if applicable
•	Verification of income – pay stubs/W2s, if applicable to loan type
•	Verification of employment, if applicable to loan type
•	Tax returns, if applicable to loan type
•	Credit reports
•	Verification of deposits or bank statements, if applicable to loan type
•	Transmittal summary (1008)
•	HUD 1 settlement statement
•	Note
•	Mortgage or deed of trust
•	Purchase agreement or sales contract
•	Escrow instructions
•	Gift letter and supporting documentation, if applicable
•	Title commitment
•	Closing instructions
•	IRS form 4506, if applicable
•	Underwriter conditions
•	Underwriter approval form
•	Automated findings report (AUS results)
•	Foreclosure and Bankruptcy Affidavit, Declaration and Sworn Statement Preparation PP (122407) pursuant to the DOJ Settlement, if applicable
•	Any other document to which MGIC is entitled under the applicable Master Policy (without regard to Exhibits B and F)

Exhibit D

Form of OCI Interpretive Letter

EXHIBIT D

OCI INTERPRETIVE LETTER

[Letterhead of State of Wisconsin / Office of the Commissioner of Insurance]

Re: Stipulation and Order dated November 29, 2012 in the Matter of Case No. 12-C35029 (the “Order”)

Dear Mr. [MGIC officer]:

Mortgage Guaranty Insurance Corporation (“MGIC”) has provided this Office with a final draft of each of (i) the Confidential Settlement Agreement and Release to be entered into by and among MGIC, Countrywide Home Loans, Inc., and Bank of America, N.A., in its capacity as master servicer or servicer, and (ii) the Confidential Settlement Agreement and Release to be entered into by and between MGIC and Bank of America, N.A., on its own behalf and  as successor to the entities referred to therein (each such Agreement is hereinafter individually referred to as the “Agreement”).  MGIC is not subject to any statutory obligations or supervisory orders which would subject either Agreement to approval or disapproval by this Office.

This letter will confirm that MGIC does not fail to honor its payment obligations within the meaning of paragraph (1)(B) of the Order when MGIC makes payments pursuant to a consensual, binding agreement between MGIC and any of its policyholders to resolve a bona fide dispute between them as to claims or demands arising from or relating to an insurance policy issued by MGIC. Accordingly, the provisions of paragraph (1)(B) of the Order shall not apply to the disputed claims to be satisfied and resolved pursuant to each Agreement. The provisions of paragraph (1)(B) would apply, however, if MGIC failed to honor its obligations to pay claims that it believed in good faith were valid pursuant to each Agreement or any other settlement agreement.

Sincerely,

Exhibit F

Exclusions

Execution Copy

EXHIBIT F

EXCLUSIONS

Defined terms have the meaning given them in the applicable Master Policy (as defined in the Settlement Agreement) or, where noted, in the Settlement Agreement.

Flow Policy #71-7135 (8/94)

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Execution Copy

Select Master Policy for Multiple Loan Transactions #71-70283 (2/05)

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o	[***]

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Execution Copy

Master Policy for Multiple Loan Transactions #71-70276 (2/05)

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Exhibit G

Other Consent Language

Exhibit G – Other Consent

________________, [in its capacity as [trustee (the “Trustee”) OR state capacity as a decision-maker and define the term for that person or entity] for [name of trust or other entity(the “Trust”) OR define the term for another entity] has been asked to review the Confidential Settlement Agreement and Release by and among Mortgage Guaranty Insurance Corporation (“MGIC”), Countrywide Home Loans, Inc. (“CHL”), and Bank of America, N.A. (“Servicer”), dated April 19, 2013 (the “Settlement Agreement”), and to approve of and consent to the Settlement Agreement’s terms and execution, including Section 8 of the Settlement Agreement. Capitalized terms not defined in this consent have the meanings given them in the Settlement Agreement.

On behalf of the [Trust], and in its capacity as [Trustee], [Trustee] (i) approves of and consents to the Settlement Agreement’s terms and execution, (ii) agrees that this Other Consent inures to the benefit of MGIC, CHL, and Servicer, and (ii) understands that in consenting to the Settlement Agreement, it is also consenting to, and joins in as if named as the releasor therein, the releases set forth in Sections 13 and 14 of the Settlement Agreement, intending by so doing to benefit specifically each of the CHL Released Parties and the MGIC Released Parties, respectively.

[Trustee] agrees that MGIC may provide to CHL or Servicer such information and documentation regarding the Subject Loans as CHL or Servicer may reasonably require under the Settlement Agreement.

[The form of Other Consent will be tailored so that it is applicable only to a particular Trust/Other.]

Exhibit H

MGIC Escrow Agreement

Execution Copy

ESCROW AGREEMENT

THIS ESCROW AGREEMENT, dated as of April 19, 2013 (“Escrow Agreement”), is by and between Mortgage Guaranty Insurance Corporation (“MGIC”), Countrywide Home Loans, Inc. (“CHL”), and Bank of America, N.A., in its capacity as master servicer or servicer of Subject Loans (“Servicer”); and U.S. BANK NATIONAL ASSOCIATION, a national banking association, as Escrow Agent hereunder (“Escrow Agent”).  MGIC, CHL, and Servicer are sometimes referred to collectively in this Escrow Agreement as the “Parties.”

BACKGROUND

A.  The Parties have entered into a Confidential Settlement Agreement and Release (the “Settlement Agreement”), dated as of April 19, 2013, pursuant to which the Parties have resolved their claims and differences with respect to Subject Loans.  The Settlement Agreement provides that the Parties shall deposit the Escrow Funds (defined below) in segregated escrow accounts to be held by Escrow Agent, and disbursed to the Parties as jointly instructed by the Parties in writing.  Capitalized terms not otherwise defined in this Escrow Agreement have the meanings given them in the Settlement Agreement.

B.  Escrow Agent has agreed to accept, hold, and disburse the funds deposited with it and the earnings thereon in accordance with the terms of this Escrow Agreement and as instructed by the Parties pursuant to the Settlement Agreement.

C.  Pursuant to the Settlement Agreement, the Parties have appointed the Representatives (as defined below) to represent them for all purposes in connection with the funds to be deposited with Escrow Agent and this Escrow Agreement.

D.  In order to establish the escrow of funds and to effect the provisions of the Settlement Agreement, the Parties and Escrow Agent have entered into this Escrow Agreement.

NOW THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto, for themselves, their successors and assigns, hereby agree as follows:

1.           Definitions.  The following terms shall have the following meanings when used herein:

“CHL Representatives” shall mean the person(s) so designated on Schedule C hereto or any other person designated in a writing signed by CHL and delivered to Escrow Agent, MGIC, and Servicer in accordance with the notice provisions of this Escrow Agreement, to act as its representative(s) under this Escrow Agreement.

“Escrow Funds” shall mean the funds deposited with Escrow Agent pursuant to Section 3 of this Agreement, together with any interest and other income thereon.

“Escrow Period” shall mean the period commencing on the date hereof and ending twelve (12) months later, unless earlier terminated or extended by agreement of the Parties and Escrow Agent.

“Joint Written Direction” shall mean a written direction executed by the Representatives and directing Escrow Agent to disburse all or a portion of the Escrow Funds or to take or refrain from taking an action pursuant to this Escrow Agreement.

“MGIC Representatives” shall mean the person(s) so designated on Schedule C hereto or any other person designated in a writing signed by MGIC and delivered to Escrow Agent, CHL, and Servicer in accordance with the notice provisions of this Escrow Agreement, to act as its representative(s) under this Escrow Agreement.

“Representatives” shall mean the MGIC Representatives, the CHL Representatives, and the Servicer Representatives.

“Servicer Representatives” shall mean the person(s) so designated on Schedule C hereto or any other person designated in a writing signed by Servicer and delivered to Escrow Agent, MGIC, and CHL in accordance with the notice provisions of this Escrow Agreement, to act as its representative(s) under this Escrow Agreement.

2.          Appointment of and Acceptance by Escrow Agent.  The Parties hereby appoint Escrow Agent to serve as escrow agent hereunder.  Escrow Agent hereby accepts such appointment and, upon receipt by wire transfer of the Escrow Funds in accordance with Section 3 below, agrees to hold, invest and disburse the Escrow Funds in accordance with this Escrow Agreement.

3.           Deposit of Escrow Funds.  Within five (5) business days of the Signing Date of the Settlement Agreement, and simultaneously with or after the execution and delivery of this Escrow Agreement, the Parties will transfer the Escrow Funds in the below amounts.  Upon receipt of any portion of the Escrow Funds, Escrow Agent shall acknowledge the receipt and deposit of each subject portion to the Parties and counsel identified in Section 17(a) of the Settlement Agreement, and Section 14 of this Escrow Agreement.

a.           MGIC shall deposit the Settlement Payment and the Denial Settlement Payment by wire transfer of immediately available funds to an account designated by Escrow Agent, which shall be the MGIC Escrow Account as defined in the Settlement Agreement.

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b.           CHL shall deposit the CHL Escrow Amount by wire transfer of immediately available funds to an account designated by Escrow Agent, which shall be the CHL Escrow Account as defined in the Settlement Agreement.

The deposits by each of MGIC and CHL shall be made to and held in a separate account, segregated from the deposit(s) by the other Party made pursuant to this Escrow Agreement and from all other funds and accounts held by the Escrow Agent.

4.           Disbursements of Escrow Funds; Acknowledgement of Security Interests in Disbursement Rights.  Escrow Agent shall disburse the Escrow Funds at any time and from time to time, upon receipt of, and in accordance with, a Joint Written Direction pursuant to Section 8 of the Settlement Agreement.  Such Joint Written Direction shall contain wiring instructions or an address to which one or more checks shall be sent.  Upon the expiration of the Escrow Period, Escrow Agent shall distribute, as promptly as practicable, any remaining Escrow Funds as set forth in a Joint Written Direction, or if Escrow Agent has not received such Joint Written Direction, Escrow Agent may take action pursuant to Section 5 of this Agreement.  All disbursements of funds from the Escrow Funds shall be subject to the fees and claims of Escrow Agent and the Indemnified Persons (as defined below) pursuant to Section 10 and Section 11 below.  Escrow Agent acknowledges the security interest granted by MGIC to Servicer, pursuant to Section 2(e)(i) of the Settlement Agreement, in all of MGIC’s right, title and interest in and to any and all disbursements from the MGIC Escrow Account (as defined in the Settlement Agreement) to which MGIC is entitled pursuant to the terms and conditions of this Escrow Agreement or the Settlement Agreement, as security for the full performance of MCIG’s obligations under this Escrow Agreement and the Settlement Agreement.  Escrow Agent acknowledges the security interest granted pursuant to Section 2(e)(ii) of the Settlement Agreement by CHL to MGIC in all of CHL’s right, title and interest in and to any and all disbursements from the CHL Escrow Account (as defined in the Settlement Agreement) to which CHL is entitled pursuant to the terms and conditions of this Escrow Agreement or the Settlement Agreement, as security for the full performance of CHL’s obligations under this Escrow Agreement and the Settlement Agreement.

5.           Suspension of Performance; Disbursement Into Court.  If, at any time, (i) there shall exist any dispute between MGIC, CHL, Servicer or the Representatives with respect to the holding or disposition of all or any portion of the Escrow Funds or any other obligations of Escrow Agent hereunder, (ii) Escrow Agent is unable to determine, to Escrow Agent's sole satisfaction, the proper disposition of all or any portion of the Escrow Funds or Escrow Agent's proper actions with respect to its obligations hereunder, or (iii) the Representatives have not within 30 days of the furnishing by Escrow Agent of a notice of resignation pursuant to Section 7 hereof, appointed a successor Escrow Agent to act hereunder, then Escrow Agent may, in its sole discretion, take either or both of the following actions:

a.           suspend the performance of any of its obligations (including without limitation any disbursement obligations) under this Escrow Agreement until such dispute or uncertainty shall be resolved to the sole satisfaction of Escrow Agent or until a successor Escrow Agent shall have been appointed (as the case may be).

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b.           petition (by means of an interpleader action or any other appropriate method) any court of competent jurisdiction in any venue convenient to Escrow Agent, for instructions with respect to such dispute or uncertainty, and to the extent required or permitted by law, pay into such court, for holding and disposition in accordance with the instructions of such court, all Escrow Funds, after deduction and payment to Escrow Agent of all fees and expenses (including court costs and attorneys' fees) payable to, incurred by, or expected to be incurred by Escrow Agent in connection with the performance of its duties and the exercise of its rights hereunder.

Escrow Agent shall have no liability to MGIC, CHL, Servicer, their respective owners, shareholders or members or any other person with respect to any such suspension of performance or disbursement into court, specifically including any liability or claimed liability that may arise, or be alleged to have arisen, out of or as a result of any delay in the disbursement of the Escrow Funds or any delay in or with respect to any other action required or requested of Escrow Agent.

6.           Investment of Funds.  Escrow Agent shall hold the Escrow Funds in interest-bearing accounts, and shall disburse the Escrow Funds and any proceeds solely as provided by the Parties pursuant to a Joint Written Direction.  The Escrow Funds shall be held only for the purpose and subject to the terms and conditions set forth in the Settlement Agreement, and shall not be subject to any lien, attachment, trusteeship or any judicial process.  No third parties or their respective creditors shall have any right to, or claim respecting, the Escrow Funds.

Escrow Agent is herein directed and instructed to initially invest and reinvest the Escrow Funds in the investment indicated on Schedule B hereto.  MGIC, CHL, and Servicer may provide instructions changing the investment of the Escrow Funds by the furnishing of a Joint Written Direction to Escrow Agent; provided, however, that no investment or reinvestment may be made except in the following:  (a) direct obligations of the United States of America or obligations the principal of and the interest on which are unconditionally guaranteed by the United State of America; (b) U.S. dollar denominated money market deposit accounts and certificates of deposits issued by any bank, bank and trust company, or national banking association (including Escrow Agent and its affiliates), which such deposits are either (i) insured by the Federal Deposit Insurance Corporation or a similar governmental agency, or (ii) with domestic commercial banks which have a rating on their short- term certificates of deposit on the date of purchase of “A-1” or “A-l+” by S&P and “P-1” by Moody's and maturing no more than 360 days after the date of purchase (ratings on holding companies are not considered as the rating of the bank); (c) repurchase agreements with any bank, trust company, or national banking association (including Escrow Agent and its affiliates); or (d) institutional money market funds, including funds managed by Escrow Agent or any of its affiliates.

Each of the foregoing investments shall be made in the name of Escrow Agent. Notwithstanding anything to the contrary contained herein, Escrow Agent may, without notice to the Representatives, sell or liquidate any of the foregoing investments at any time if the proceeds thereof are required for any disbursement of Escrow Funds permitted or required hereunder.  All investment earnings shall become part of the Escrow Funds and investment losses shall be charged against the Escrow Funds.  Escrow Agent shall not be liable or responsible for loss in the value of any investment made pursuant to this Escrow Agreement, or for any loss, cost or penalty resulting from any sale or liquidation of the Escrow Funds.  With respect to any Escrow Funds received by Escrow Agent after twelve o’clock, p.m., Central Standard Time, Escrow Agent shall not be required to invest such funds or to effect any investment instruction until the next day upon which banks in St. Paul, Minnesota, are open for business.

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7.           Resignation of Escrow Agent.  Escrow Agent may resign and be discharged from the performance of its duties hereunder at any time by giving ten (10) days prior written notice to the MGIC, CHL, and Servicer specifying a date when such resignation shall take effect.  Upon any such notice of resignation, the Representatives jointly shall appoint a successor Escrow Agent hereunder prior to the effective date of such resignation.  The retiring Escrow Agent shall transmit all records pertaining to the Escrow Funds and shall pay all Escrow Funds to the successor Escrow Agent, after making copies of such records as the retiring Escrow Agent deems advisable and after deduction and payment to the retiring Escrow Agent of all fees and expenses (including court costs and attorneys' fees) payable to, incurred by, or expected to be incurred by the retiring Escrow Agent in connection with the performance of its duties and the exercise of its rights hereunder.  After any retiring Escrow Agent's resignation, the provisions of this Escrow Agreement shall inure to its benefit as to any actions taken or omitted to be taken by it while it was Escrow Agent under this Escrow Agreement.  Any corporation or association into which Escrow Agent may be merged or converted or with which it may be consolidated, or any corporation or association to which all or substantially all of the escrow business of Escrow Agent’s corporate trust line of business may be transferred, shall be Escrow Agent under this Escrow Agreement without further act.

8.           Liability of Escrow Agent.  Escrow Agent undertakes to perform only such duties as are expressly set forth herein and no duties shall be implied.  Escrow Agent shall have no liability under and no duty to inquire as to the provisions of any agreement other than this Escrow Agreement, including without limitation any other agreement between any or all of the parties hereto or any other persons even though reference thereto may be made herein.  Escrow Agent shall not be liable for any action taken or omitted by it in good faith except to the extent that a court of competent jurisdiction determines that Escrow Agent’s gross negligence or willful misconduct was the primary cause of any loss to the MGIC, CHL, or Servicer.  Escrow Agent's sole responsibility shall be for the safekeeping and disbursement of the Escrow Funds in accordance with the terms of this Escrow Agreement.  Escrow Agent shall have no implied duties or obligations and shall not be charged with knowledge or notice of any fact or circumstance not specifically set forth herein.  Escrow Agent may rely upon any notice, instruction, request or other instrument, not only as to its due execution, validity and effectiveness, but also as to the truth and accuracy of any information contained therein, which Escrow Agent shall believe to be genuine and to have been signed or presented by the person or parties purporting to sign the same.  In no event shall Escrow Agent be liable for incidental, indirect, special, consequential or punitive damages (including, but not limited to lost profits), even if Escrow Agent has been advised of the likelihood of such loss or damage and regardless of the form of action.  Escrow Agent shall not be obligated to take any legal action or commence any proceeding in connection with the Escrow Funds, the accounts in which Escrow Funds are deposited, this Escrow Agreement or the Settlement Agreement, or to appear in, prosecute or defend any such legal action or proceeding.  Escrow Agent may consult legal counsel selected by it in the event of any dispute or question as to the construction of any of the provisions hereof or of any other agreement or of its duties hereunder, or relating to any dispute involving any party hereto, and shall incur no liability and shall be fully indemnified from any liability whatsoever in acting in accordance with the opinion or instruction of such counsel.  MGIC, and CHL, jointly and severally, and MGIC and Servicer jointly and severally, shall promptly pay, upon demand, the reasonable fees and expenses of any such counsel.

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Escrow Agent is authorized, in its sole discretion, to comply with final orders issued or process entered by any court with respect to the Escrow Funds, without determination by Escrow Agent of such court's jurisdiction in the matter.  If any portion of the Escrow Funds is at any time attached, garnished or levied upon under any court order, or in case the payment, assignment, transfer, conveyance or delivery of any such property shall be stayed or enjoined by any court order, or in case any order, judgment or decree shall be made or entered by any court affecting such property or any part thereof, then and in any such event, Escrow Agent is authorized, in its sole discretion, to rely upon and comply with any such order, writ, judgment or decree which it is advised by legal counsel selected by it is binding upon it without the need for appeal or other action; and if Escrow Agent complies with any such order, writ, judgment or decree, it shall not be liable to any of the parties hereto or to any other person or entity by reason of such compliance even though such order, writ, judgment or decree may be subsequently reversed, modified, annulled, set aside or vacated.

9.           Indemnification of Escrow Agent.  From and at all times after the date of this Escrow Agreement, MGIC, and CHL, jointly and severally, and MGIC and Servicer, jointly and severally, shall, to the fullest extent permitted by law, defend, indemnify and hold harmless Escrow Agent and each director, officer, employee, attorney, agent and affiliate of Escrow Agent (collectively, the “Indemnified Persons”) against any and all actions, claims (whether or not valid), losses, damages, liabilities, costs and expenses of any kind or nature whatsoever (including without limitation reasonable attorneys' fees, costs and expenses) incurred by or asserted against any of the Indemnified Persons, whether direct, indirect or consequential, as a result of or arising from or in any way relating to any claim, demand, suit, action or proceeding (including any inquiry or investigation) by any person, including without limitation MGIC, CHL, or Servicer, whether threatened or initiated, asserting a claim for any legal or equitable remedy against any person under any statute or regulation, including, but not limited to, any federal or state securities laws, or under any common law or equitable cause or otherwise, arising from or in connection with the negotiation, preparation, execution, performance or failure of performance of this Escrow Agreement or any transactions contemplated herein, whether or not any such Indemnified Person is a party to any such action, proceeding, suit or the target of any such inquiry or investigation; provided, however, that no Indemnified Person shall have the right to be indemnified hereunder for any liability finally determined by a court of competent jurisdiction, subject to no further appeal, to have resulted solely from the gross negligence or willful misconduct of such Indemnified Person. Each Indemnified Person shall, in its sole discretion, have the right to select and employ separate counsel with respect to any action or claim brought or asserted against it, and the reasonable fees of such counsel shall be paid upon demand by the MGIC,CHL, and Servicer jointly and severally.   The obligations of MGIC, CHL, and Servicer under this Section 9 shall survive any termination of this Escrow Agreement and the resignation or removal of Escrow Agent.

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The parties agree that neither the payment by MGIC, CHL, or Servicer of any claim by Escrow Agent for indemnification hereunder nor the disbursement of any amounts to Escrow Agent from the Escrow Funds in respect of a claim by Escrow Agent for indemnification shall impair, limit, modify, or affect, as between MGIC, CHL, and Servicer the respective rights and obligations of MGIC, on the one hand, and CHL and Servicer, on the other hand, under the Settlement Agreement.

10.           Fees and Expenses of Escrow Agent.  Escrow Agent shall be compensated for its services hereunder in accordance with Schedule A attached hereto.  The Parties shall be equally responsible for all of the compensation and reimbursement obligations set forth in this Section 10, and such compensation and reimbursement obligations shall be equally payable by the Parties, upon demand by Escrow Agent.  Obligations under this Section 10 shall survive any termination of this Escrow Agreement and the resignation or removal of Escrow Agent. Escrow Agent is authorized to, and may, disburse to itself from the Escrow Funds, from time to time, the amount of any compensation and reimbursement of out-of-pocket expenses due and payable hereunder (including any amount to which Escrow Agent or any Indemnified Person is entitled to seek indemnification pursuant to Section 9 hereof).  Escrow Agent shall notify the Representatives of any disbursement from the Escrow Funds to itself or any Indemnified Person in respect of any compensation or reimbursement hereunder and shall furnish to the Representatives copies of all related invoices and other statements.  CHL, MGIC, Servicer, and the Representatives hereby grant to Escrow Agent and the Indemnified Persons a security interest in and lien upon the Escrow Funds to secure all obligations with respect to the right to offset the amount of any compensation or reimbursement due any of them hereunder (including any claim for indemnification pursuant to Section 9 hereof) against the Escrow Funds.  If for any reason funds in the Escrow Funds are insufficient to cover such compensation and reimbursement, MGIC, CHL, and Servicer shall promptly pay such amounts to Escrow Agent or any Indemnified Person upon receipt of an itemized invoice.

           11.           Representations and Warranties.  Each of MGIC, CHL, and Servicer respectively makes the following representations and warranties to Escrow Agent:

(i)           It is duly organized, validly existing, and in good standing under the laws of the state of its incorporation or organization, and has full power and authority to execute and deliver this Escrow Agreement and to perform its obligations hereunder.

(ii)           This Escrow Agreement has been duly approved by all necessary action, including any necessary shareholder or membership approval, has been executed by its duly authorized officers, and constitutes its valid and binding agreement enforceable in accordance with its terms.

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(iii)           The execution, delivery, and performance of this Escrow Agreement is in accordance with the Settlement Agreement and will not violate, conflict with, or cause a default under its articles of incorporation, articles of organization, bylaws, management agreement or other organizational document, as applicable, any applicable law or regulation, any court order or administrative ruling or decree to which it is a party or any of its property is subject, or any agreement, contract, indenture, or other binding arrangement, including without limitation the Settlement Agreement, to which it is a party or any of its property is subject.

(iv)           The applicable persons designated on Schedule C hereto have been duly appointed to act as its representatives hereunder and have full power and authority to execute and deliver any Joint Written Direction, to amend, modify or waive any provision of this Escrow Agreement and to take any and all other actions as the Representatives under this Escrow Agreement, all without further consent or direction from, or notice to, it or any other party.

(v)           No party other than the parties hereto has, or shall have, any lien, claim or security interest in the Escrow Funds or any part thereof.  No financing statement under the Uniform Commercial Code is on file in any jurisdiction claiming a security interest in or describing (whether specifically or generally) the Escrow Funds or any part thereof.

(vi)           All of its representations and warranties contained herein are true and complete as of the date hereof and will be true and complete at the time of any disbursement of the Escrow Funds.

12.           Identifying Information.  To help the government fight the funding of terrorism and money laundering activities, Federal law requires all financial institutions to obtain, verify, and record information that identifies each person who opens an account. For a non-individual person such as a business entity, a charity, a Trust, or other legal entity, Escrow Agent requires documentation to verify its formation and existence as a legal entity. Escrow Agent may ask to see financial statements, licenses, identification and authorization documents from individuals claiming authority to represent the entity or other relevant documentation.  Each of MGIC, CHL, and Servicer acknowledges that a portion of the identifying information set forth herein is being requested by Escrow Agent in connection with the USA Patriot Act, Pub.L.107-56 (the “Act”), and each of MGIC, CHL, and Servicer agrees to provide any additional information requested by Escrow Agent in connection with the Act or any similar legislation or regulation to which Escrow Agent is subject, in a timely manner.

13.           Consent to Jurisdiction and Venue.  In the event that any party hereto commences a lawsuit or other proceeding relating to or arising from this Escrow Agreement, the parties hereto agree that a federal court in New York shall have the sole and exclusive jurisdiction over any such proceeding.  If such court lacks federal subject matter jurisdiction, the parties agree that a California federal court shall have sole and exclusive jurisdiction.  Any of these courts shall be proper venue for any such lawsuit or judicial proceeding and the parties hereto waive any objection to such venue.  The parties hereto consent to and agree to submit to the jurisdiction of any of the courts specified herein and agree to accept service of process to vest personal jurisdiction over them in any of these courts.

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14.           Notice.  All notices, approvals, consents, requests, and other communications hereunder shall be in writing and shall be deemed to have been given when the writing is delivered if given or delivered by hand, overnight delivery service or email (with confirmed receipt) to the address or email address set forth in this section 14, or to such other address as each party may designate for itself by like notice, and shall be deemed to have been given on the date deposited in the mail, if mailed, by first-class, registered or certified mail, postage prepaid, addressed as set forth herein, or to such other address as each party may designate for itself by like notice.

If to MGIC at:

Mortgage Guaranty Insurance Corporation
250 East Kilbourn Avenue
Milwaukee, Wisconsin 53202
Attention: Jeffrey H. Lane
Executive Vice President and General Counsel
Email:  jeff_lane@mgic.com

With a copy to:

Bartlit Beck Herman Palenchar & Scott LLP
Courthouse Place
54 West Hubbard
Chicago, Illinois  60654
Attention: Jeffrey A. Hall
Email: jeffrey.hall@bartlit-beck.com

If to CHL at:

Countrywide Home Loans, Inc.
4500 Park Granada
Calabasas, CA, 91302
Attention: Michael Schloessmann
President
Email: michael.schloessmann@bankofamerica.com

With a copy to:

Reed Smith LLP
355 So. Grand Avenue
Los Angeles, CA 90071
Attention: David Halbreich
Email: dhalbreich@reedsmith.com

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If to Servicer at:

Bank of America
50 Rockefeller Plaza, 7th Floor
NY1-050-07-01
New York, NY 10020-1605
Attention: Christopher J. Garvey
Associate General Counsel – Litigation
Email: christopher.garvey@bankofamerica.com

With a copy to:

Reed Smith LLP
355 So. Grand Avenue
Los Angeles, CA 90071
Attention: David Halbreich
Email: dhalbreich@reedsmith.com

If to Escrow Agent at:	U.S. Bank National Association, as Escrow Agent
1555 N RiverCenter Drive Suite 203
Milwaukee, WI 53212
Attention: Peter Brennan
Email: Peter.Brennan@USBank.com

15.           Amendment or Waiver.  This Escrow Agreement may be changed, waived, discharged or terminated only by a writing signed by the Representatives and Escrow Agent.  No delay or omission by any party in exercising any right with respect hereto shall operate as a waiver.  A waiver on any one occasion shall not be construed as a bar to, or waiver of, any right or remedy on any future occasion.

16.           Severability.  To the extent any provision of this Escrow Agreement is prohibited by or invalid under applicable law, such provision shall be ineffective to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or the remaining provisions of this Escrow Agreement.

17.           Governing Law.  This Escrow Agreement shall be construed and interpreted in accordance with the internal laws of the State of New York without giving effect to the conflict of laws principles thereof.

18.           Entire Agreement.  This Escrow Agreement and the Settlement Agreement constitute the entire agreement between the parties relating to the deposit, holding, investment and disbursement of the Escrow Funds, and sets forth in their entirety the obligations and duties of Escrow Agent with respect to the Escrow Funds.  Each of the Parties acknowledges the intent and covenants set forth in Section 2(d) of the Settlement Agreement.  In the event of any conflict between this Escrow Agreement and such Section 2(d), then, to the maximum extent permitted by law, such Section 2(d) shall govern.

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19.           Binding Effect.  All of the terms of this Escrow Agreement, as amended from time to time, shall be binding upon, inure to the benefit of and be enforceable by the respective successors and assigns of MGIC, CHL, Servicer, and Escrow Agent.

20.           Execution in Counterparts.  This Escrow Agreement and any Joint Written Direction may be executed in two or more counterparts, which when so executed shall constitute one and the same agreement or direction.

21.           Termination.  Upon the first to occur of the termination of the Escrow Period, the disbursement of all amounts in the Escrow Funds pursuant to Joint Written Directions or the disbursement of all amounts in the Escrow Funds into court pursuant to Section 4 or Section 5 hereof, this Escrow Agreement shall terminate and Escrow Agent shall have no further obligation or liability whatsoever with respect to this Escrow Agreement or the Escrow Funds.

22.           Dealings.  Escrow Agent and any stockholder, director, officer or employee of Escrow Agent may buy, sell, and deal in any of the securities of the MGIC,  CHL, or Servicer and become pecuniarily interested in any transaction in which the MGIC, CHL, or Servicer may be interested, and contract and lend money to the MGIC, CHL, or Servicer and otherwise act as fully and freely as though it were not Escrow Agent under this Agreement.  Nothing herein shall preclude Escrow Agent from acting in any other capacity for the MGIC, CHL, or Servicer or for any other entity.

23.           Security Advice Waiver.  The Representatives acknowledge that to the extent regulations of the Comptroller of the Currency or other applicable regulatory entity grant the Representatives the right to receive brokerage confirmations for certain security transactions as they occur, the Representatives specifically waive receipt of such confirmations to the extent permitted by law.  Escrow Agent will furnish the Representatives periodic cash transaction statements that include detail for all investment transactions made by Escrow Agent.

24.           Tax Reporting.  Escrow Agent shall have no responsibility for the tax consequences of this Escrow Agreement and hereby advises each party to consult with independent counsel concerning any tax ramifications.  Any interest or income on the Escrow Funds shall be reported on a cash basis unless determined otherwise in accordance with the terms of this Escrow Agreement.

[Remainder of this page intentionally left blank; signature page follows.]

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IN WITNESS WHEREOF, the parties hereto have caused this Escrow Agreement to be executed under seal as of the date first above written.

MORTGAGE GUARANTY INSURANCE CORPORATION	COUNTRYWIDE HOME LOANS, INC.

Name:	Name:
Title:	Title:

BANK OF AMERICA, N.A., as Master Servicer or Servicer

Name:
Title:

U.S BANK NATIONAL ASSOCIATION as Escrow Agent

Name:
Title:

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SCHEDULE A

Schedule of Fees for Services as Escrow Agent
Due Upon Execution of Escrow Agreement

I.	Acceptance Fee: $1,000.00
The acceptance fee includes the administrative review of documents, initial set-up of each account, and other reasonably required services up to and including the closing.  This is a flat one-time fee, payable at closing.

II.	Annual Administration Fee: $3,500.00
Annual administration fee for performance of the routine duties of Escrow Agent associated with the management of each account.  Administration fees are payable in advance.

III.	Out-of-Pocket Expenses: At Cost
Out of pocket expenses outside of wire charges will be billed back at cost.

IV.	Extraordinary Expenses:
Reimbursement of Escrow Agent’s fees incurred including but not limited to reasonable attorney’s fees and expenses.

IMPORTANT INFORMATION ABOUT PROCEDURES FOR OPENING A NEW ACCOUNT
To help the government fight the funding of terrorism and money laundering activities, Federal law requires all financial institutions to obtain, verify and record information that identifies each person who opens an account.

For a non-individual person such as a business entity, a charity, a Trust or other legal entity we will ask for documentation to verify its formation and existence as a legal entity. We may also ask to see financial statements, licenses, identification and authorization documents from individuals claiming authority to represent the entity or other relevant documentation.

SCHEDULE B

U.S. BANK NATIONAL ASSOCIATION
MONEY MARKET ACCOUNT AUTHORIZATION FORM
DESCRIPTION AND TERMS

The U.S. Bank Money Market Account is a U.S. Bank National Association (“U.S. Bank”) interest-bearing money market deposit account designed to meet the needs of U.S. Bank’s Corporate Trust Services Escrow Group and other Corporate Trust customers of U.S. Bank.   Selection of this investment includes authorization to place funds on deposit and invest with U.S. Bank.

U.S. Bank uses the daily balance method to calculate interest on this account (actual/365 or 366).  This method applies a daily periodic rate to the principal balance in the account each day.  Interest is accrued daily and credited monthly to the account.  Interest rates are determined at U.S. Bank’s discretion, and may be tiered by customer deposit amount.

The owner of the account is U.S. Bank as Agent for its trust customers.  U.S. Bank’s trust department performs all account deposits and withdrawals. Deposit accounts are FDIC Insured per depositor, for the benefit of MGIC, CHL, and Servicer as determined under FDIC Regulations, up to applicable FDIC limits.

AUTOMATIC AUTHORIZATION

In the absence of specific written direction to the contrary, U.S. Bank is hereby directed to invest and reinvest proceeds and other available moneys in the U.S. Bank Money Market Account.  The U.S. Bank Money Market Account is a permitted investment under the operative documents and this authorization is the permanent direction for investment of the moneys until notified in writing of alternate instructions.

SCHEDULE C

MGIC Representatives:

The following person(s) are hereby designated and appointed as the MGIC Representatives with respect to the Settlement Payment and Denial Settlement Payment under the Escrow Agreement:

Name: [***]
Title: [***]

Name: [***]
Title: [***]

Name: [***]
Title: [***]

CHL Representative(s):

The following person(s) are hereby designated and appointed as the CHL Representatives with respect to the CHL Escrow Amount under the Escrow Agreement.

Name: [***]
Title: [***]

Name: [***]
Title: [***]

Servicer Representative(s):

The following person(s) are hereby designated and appointed as the Servicer Representatives under the Escrow Agreement.

Name: [***]
Title: [***]

Name: [***]
Title: [***]

Name: [***]
Title: [***]

Exhibit I

Form of Subject Loan Report

Subject Loan Report - Exhibit I

Field Name	Description
MGIC Certificate Number	The number assigned by the mortgage insurance company to track the primary insurance coverage on the loan
Recon ID Number	The number assigned by Bank of America and MGIC to identify the loan for reconcilation purposes.
Borrower Name	Names of borrower(s)
Servicer Name *	Name of entity servicing the loan
Servicer Loan Number *	The current loan number assigned to the loan
Payee Name	Entity to whom MGIC directed the claim payment
Resolved Claim Method	Paid, rescinded, denied, canceled, or withdrawn
Claim Type	Initial or supplemental
Claim Filed Date	Date the claim was filed by the servicer or GSE
Claim Resolution Date	Date claim paid, rescinded, denied, canceled or withdrawn
Submitted Claim Amount ($)	Claim amount submitted by servicer or GSE prior to any corrections and curtailments under the applicable Master Policy
Adjusted Claim Amount ($)	Claim amount after corrections and curtailments under the applicable Master Policy
Mortgage Insurance Coverage Percentage (%)	MGIC percentage of coverage for the loan
Claim Benefit Amount	The Loss amount which resulted from multiplying the Adjusted Claim Amount by the Mortgage Insurance Coverage Percentage
Settlement Percentage (%)	The Settlement Percentage applicable to the loan based on Category classification
Settlement Percentage Claim Payment ($)	The amount that MGIC paid which resulted from multiplying the Settlement Percentage by the Claim Benefit Amount
Settlement Percentage Reduction ($)	Amount by which the Claim Benefit Amount was reduced as a result of MGIC paying the Settlement Percentage Claim Payment Amount

*	May not be current information and will only be updated upon resolution of a claim.

Exhibit J

Form of Stipulation and Order of Dismissal

Execution Copy

David E. Weiss (SBN 148147)
Reed Smith LLP
101 Second Street, Suite 1800
San Francisco, CA 94105-3659
Telephone: (415) 543-8700
Facsimile:  (415) 391-8269
dweiss@reedsmith.com

David M. Halbreich (SBN 138926)
Reed Smith LLP
355 South Grand Avenue
Suite 2900
Los Angeles, CA 90071
Telephone:  (213) 457-8000
Facsimile: (213) 457-8080
dhalbreich@ReedSmith.com

Roxanne M. Anderson (SBN 244935)
Reed Smith LLP
10 South Wacker Drive
40th Floor
Chicago, IL 60606-7507
Telephone:  (312) 207-1000
Facsimile: (312) 207-6400
randerson@reedsmith.com

Attorneys for Plaintiffs COUNTRYWIDE HOME LOANS, INC., and BANK OF AMERICA, N.A.

UNITED STATES DISTRICT COURT

NORTHERN DISTRICT OF CALIFORNIA – SAN FRANCISCO

COUNTRYWIDE HOME LOANS, INC., and BANK OF AMERICA, N.A. (successor to BAC Home Loans Servicing, LP and f/k/a Countrywide Home Loans Servicing, LP),

Plaintiffs,

v.

MORTGAGE GUARANTY INSURANCE CORPORATION,

Defendant.

Case No. C 10 0233 JSW STIPULATION OF DISMISSAL Honorable Jeffrey S. White

Case No. C 10 0233 JSW

STIPULATION OF DISMISSAL

Execution Copy

It is hereby stipulated by and between Countrywide Home Loans, Inc. (“CHL”), Bank of America, N.A. (“BANA”), and Mortgage Guaranty Insurance Corporation (“MGIC”) that pursuant to Federal Rule of Civil Procedure 41(a)(1)(A)(ii) and based on the Confidential Settlement Agreement and Release, dated April 19, 2013, by and among MGIC, CHL, and BANA, in its capacity as master servicer or servicer (the “CHL Settlement Agreement”) (a copy of which, as filed with the Securities and Exchange Commission, is attached as Exhibit A), and the Confidential Settlement Agreement and Release, dated April 19, 2013, by and between MGIC and BANA (the “BANA Settlement Agreement,” a copy of which, as filed with the Securities and Exchange Commission, is attached as Exhibit B, together with the CHL Settlement Agreement, the “Settlement Agreements”), the above-captioned action is dismissed with prejudice as to the loans listed on Exhibit C and without prejudice as to the loans listed on Exhibit D.  This dismissal expressly is conditioned upon and based on the attached Settlement Agreements.

Each party shall bear its own costs and attorneys’ fees.

Dated:		Bartlit Beck Herman Palenchar & Scott LLP

	By:	/s/ Andrew C. Baak
Jeffrey A. Hall
Joseph C. Smith, Jr.
Andrew C. Baak
Attorneys for Defendant
MORTGAGE GUARANTY INSURANCE CORPORATION

Reed Smith LLP

	By:	/s/ David M. Halbreich
David M. Halbreich
David E. Weiss
Roxanne M. Anderson
Attorneys for Plaintiffs
COUNTRYWIDE HOME LOANS, INC., and BANK OF AMERICA, N.A.

Case No. C 10 0233 JSW

STIPULATION OF DISMISSAL

2

Execution Copy

AMERICAN ARBITRATION ASSOCIATION

MORTGAGE GUARANTY INSURANCE CORPORATION,	No. 51 148 Y 00398 10

Claimant,
STIPULATION AND [PROPOSED] ORDER OF DISMISSAL
v.

COUNTRYWIDE HOME LOANS, INC. and BAC HOME LOANS SERVICING, LP,

Respondents.

The Panel, having reviewed the Confidential Settlement Agreement and Release, dated April 19, 2013, entered into by and among Claimant and Counterclaim Respondent Mortgage Guaranty Insurance Corporation (“MGIC”) and Respondent and Counterclaim Claimants Countrywide Home Loans, Inc. (“CHL”) and Bank of America, N.A. (“BANA”) (in its capacity as master servicer or servicer) (the “CHL Settlement Agreement,” attached as Exhibit A), and the Confidential Settlement Agreement and Release, dated April 19, 2013, entered into by and between MGIC and BANA, as a successor to BAC Home Loans Servicing f/k/a Countrywide Home Loans Servicing LP, on its own behalf and as successor in interest by de jure merger to Countrywide Bank FSB, formerly Treasury Bank (“Countrywide Bank”) (the “BANA Settlement Agreement,” attached as Exhibit B; the CHL Settlement Agreement and the BANA Settlement Agreement are referred to collectively as the “Settlement Agreements”), and GOOD CAUSE APPEARING THEREFOR:

HEREBY ORDERS, ADJUDGES, AND DECREES:

Based on the joint submission of MGIC, CHL, and BANA, and pursuant to the terms and conditions of the applicable Settlement Agreement(s), which is/are incorporated by reference, all claims in this arbitration related to the loans listed on Exhibit C are dismissed with prejudice as specified in Section 6(d) of the BANA Settlement Agreement.

The Panel shall have no further jurisdiction over claims related to the loans listed on Exhibit C.

The Panel shall retain jurisdiction over claims in this matter related to loans not listed on Exhibit C while the parties seek consent to resolve such claims pursuant to the terms of the CHL Settlement Agreement.

Each party shall bear its own attorneys’ fees and costs.

IT IS SO ORDERED

Dated: ____________, 2013

Arbitration Panel

Execution Copy
AMERICAN ARBITRATION ASSOCIATION

MORTGAGE GUARANTY INSURANCE CORPORATION,	No. 51 148 Y 00398 10

Claimant,
STIPULATION AND [PROPOSED] ORDER OF DISMISSAL
v.

COUNTRYWIDE HOME LOANS, INC. and BAC HOME LOANS SERVICING, LP,

Respondents.

The Panel, having previously reviewed the Confidential Settlement Agreement and Release, dated April 19, 2013, entered into by and among Claimant and Counterclaim Respondent Mortgage Guaranty Insurance Corporation (“MGIC”) and Respondent and Counterclaim Claimants Countrywide Home Loans, Inc. (“CHL”) and Bank of America, N.A. (“BANA”) (in its capacity as master servicer or servicer) (the “CHL Settlement Agreement”), and the Confidential Settlement Agreement and Release, dated April 19, 2013, entered into by and between MGIC and BANA, as a successor to BAC Home Loans Servicing f/k/a Countrywide Home Loans Servicing LP, on its own behalf and as successor in interest by de jure merger to Countrywide Bank FSB, formerly Treasury Bank (“Countrywide Bank”) (the “BANA Settlement Agreement;” the CHL Settlement Agreement and the BANA Settlement Agreement are referred to collectively as the “Settlement Agreements”), and GOOD CAUSE APPEARING THEREFOR:

HEREBY ORDERS, ADJUDGES AND DECREES:

1.           Based on the joint submission of MGIC, CHL, and BANA and consents obtained on behalf of certain loans, and pursuant to the terms and conditions of the Settlement Agreement(s), which is/are incorporated by reference, all claims in this arbitration related to the loans listed on Exhibit A are dismissed with prejudice as specified in Section 6(d) of the CHL Settlement Agreement.

The Panel shall have no further jurisdiction over claims related to the loans listed on Exhibit A.

Except for claims related to loans that have previously been dismissed with prejudice, the Panel shall retain jurisdiction over claims in this matter related to loans not listed on Exhibit A while the parties continue to seek consent to include additional loans in the CHL Settlement Agreement.

Each party shall bear its own attorneys’ fees and costs.

IT IS SO ORDERED

Dated: ____________, 2013

Arbitration Panel

Execution Copy

AMERICAN ARBITRATION ASSOCIATION

MORTGAGE GUARANTY INSURANCE CORPORATION,	No. 51 148 Y 00398 10

Claimant,

v.	STIPULATION AND [PROPOSED] ORDER OF DISMISSAL

COUNTRYWIDE HOME LOANS, INC. and BAC HOME LOANS SERVICING, LP,

Respondents.

The Panel, having previously reviewed the Confidential Settlement Agreement and Release, dated April 19, 2013, entered into by and among Claimant and Counterclaim Respondent Mortgage Guaranty Insurance Corporation (“MGIC”) and Respondent and Counterclaim Claimants Countrywide Home Loans, Inc. (“CHL”) and Bank of America, N.A. (“BANA”) (in its capacity as master servicer or servicer) (the “CHL Settlement Agreement”), and the Confidential Settlement Agreement and Release, dated April 19, 2013, entered into by and between MGIC and BANA, as a successor to BAC Home Loans Servicing f/k/a Countrywide Home Loans Servicing LP, on its own behalf and as successor in interest by de jure merger to Countrywide Bank FSB, formerly Treasury Bank (“Countrywide Bank”) (the “BANA Settlement Agreement;” the CHL Settlement Agreement and the BANA Settlement Agreement are referred to collectively as the “Settlement Agreements”), and GOOD CAUSE APPEARING THEREFOR:

HEREBY ORDERS, ADJUDGES AND DECREES:

1.           Based on the joint submission of MGIC, CHL, and BANA and consents obtained on behalf of certain loans, and pursuant to the terms and conditions of the Settlement Agreement(s), which is/are incorporated by reference, all claims in this arbitration related to the loans listed on Exhibit A are dismissed with prejudice as specified in Section 6(e) of the CHL Settlement Agreement.

The Panel shall have no further jurisdiction over claims related to the loans listed on Exhibit A.

All claims in this arbitration related to the loans listed on Exhibit B are dismissed without prejudice; such claims shall be tolled as specified in Section 6(e) of the CHL Settlement Agreement, and shall continue to be tolled for three (3) months after entry of this order, in addition to any other tolling periods that may apply by operation of law.

Upon expiration of the three-month period referenced in Paragraph 3, the Panel shall have no further jurisdiction over claims related to the loans listed on Exhibit B and shall have no further involvement in the above-captioned arbitration.

Each party shall bear its own attorneys’ fees and costs.

IT IS SO ORDERED

Dated: ____________, 2013

Arbitration Panel

Exhibit K

Form of UCC-1 Financing Statement

(Section 2(e)(i))

UCC FINANCING STATEMENT
FOLLOW INSTRUCTIONS (front and back) CAREFULLY
A. NAME & PHONE OF CONTACT AT FILER [optional]

B. SEND ACKNOWLEDGMENT TO: (Name and Address)

THE ABOVE SPACE IS FOR FILING OFFICE USE ONLY

1. DEBTOR'S EXACT FULL LEGAL NAME - insert only one debtor name (1a or 1b) - do not abbreviate or combine names

1a. ORGANIZATION'S NAME

OR	Mortgage Guaranty Insurance Corporation
1b. INDIVIDUAL'S LAST NAME			FIRST NAME	MIDDLE NAME		SUFFIX

1c. MAILING ADDRESS			CITY	STATE	POSTAL CODE	COUNTRY

250 East Kilbourn Avenue			Milwaukee	WI	53202	USA
1d. SEE INSTRUCTIONS	ADD'L INFO RE ORGANIZATION DEBTOR	1e. TYPE OF ORGANIZATION Corporation	1f. JURISDICTION OF ORGANIZATION Wisconsin	1g. ORGANIZATIONAL ID # if any 29858		☐ NONE

2. ADDITIONAL DEBTOR'S EXACT FULL LEGAL NAME - insert only one debtor name (2a or 2b) - do not abbreviate or combine names

2a. ORGANIZATION'S NAME

OR
2b. INDIVIDUAL'S LAST NAME			FIRST NAME	MIDDLE NAME		SUFFIX

2c. MAILING ADDRESS			CITY	STATE	POSTAL CODE	COUNTRY

2d. SEE INSTRUCTIONS	ADD'L INFO RE ORGANIZATION DEBTOR	2e. TYPE OF ORGANIZATION	2f. JURISDICTION OF ORGANIZATION	2g. ORGANIZATIONAL ID # if any		☐ NONE

3. SECURED PARTY'S NAME (or NAME of TOTAL ASSIGNEE of ASSIGNOR S/P) - insert only one secured party name (3a or 3b)

3a. ORGANIZATION'S NAME

OR	Bank of America, N.A., in its capacity as master servicer or servicer
3b. INDIVIDUAL'S LAST NAME	FIRST NAME	MIDDLE NAME		SUFFIX

3c. MAILING ADDRESS	CITY	STATE	POSTAL CODE	COUNTRY

4500 Park Granada	Calabasas	CA	91302	USA

4. This FINANCING STATEMENT covers the following collateral:

All of Debtor's right, title and interest in and to any and all disbursements from the MGIC Escrow Account to which Debtor is entitled pursuant to the terms and conditions of the Settlement Agreement or the Escrow Agreement. As used herein:

"MGIC Escrow Account" means the escrow account established pursuant to Section 2 (c) of the Settlement Agreement, into which Debtor will deposit the certain sums as set forth in the Settlement Agreement.

"Settlement Agreement" means that certain Confidential Settlement Agreement and Release made as of April 5, 2013 by and among Debtor, Countrywide Homes Loans, Inc. and Bank of America, N.A., in its capacity as master servicer or servicer of certain loans described therein.

"Escrow Agreement" means that certain Escrow Agreement dated as of April 5, 2013 by and between Debtor, Countrywide Home Loans, Inc., and Bank of America, N.A., in its capacity as master servicer or servicer of certain loans described in the Settlement Agreement; and U.S. Bank National Association as escrow agent.

5. ALTERNATIVE DESIGNATION [if applicable]:	☐	LESSEE/LESSOR	☐	CONSIGNEE/CONSIGNOR	☐	BAILEE/BAILOR	☐	SELLER/BUYER	☐	AG. LIEN	☐	NON-UCC FILING

6.	☐	This FINANCING STATEMENT is to be filed [for record] (or recorded) in the REAL ESTATE RECORDS. Attach Addendum [if applicable]	7. Check to REQUEST SEARCH REPORT(S) on Debtor(s) [ADDITIONAL FEE] [optional]	☐	All Debtors	☐	Debtor 1	☐	Debtor 2

8. OPTIONAL FILER REFERENCE DATA

Wisconsin Department of Financial Institutions

FILING OFFICE COPY - UCC FINANCING STATEMENT (FORM UCC1) (REV. 05/22/02)

Exhibit L

Form of UCC-1 Financing Statement

(Section 2(e)(ii))

UCC FINANCING STATEMENT
FOLLOW INSTRUCTIONS (front and back) CAREFULLY
A. NAME & PHONE OF CONTACT AT FILER [optional]

B. SEND ACKNOWLEDGMENT TO: (Name and Address)

THE ABOVE SPACE IS FOR FILING OFFICE USE ONLY

1. DEBTOR'S EXACT FULL LEGAL NAME - insert only one debtor name (1a or 1b) - do not abbreviate or combine names

1a. ORGANIZATION'S NAME

OR	Countrywide Home Loans, Inc.
1b. INDIVIDUAL'S LAST NAME			FIRST NAME	MIDDLE NAME		SUFFIX

1c. MAILING ADDRESS			CITY	STATE	POSTAL CODE	COUNTRY

4500 Park Granada			Calabasas	CA	91302	USA
1d. SEE INSTRUCTIONS	ADD'L INFO RE ORGANIZATION DEBTOR	1e. TYPE OF ORGANIZATION Corporation	1f. JURISDICTION OF ORGANIZATION New York	1g. ORGANIZATIONAL ID # if any NY 273940		☐ NONE

2. ADDITIONAL DEBTOR'S EXACT FULL LEGAL NAME - insert only one debtor name (2a or 2b) - do not abbreviate or combine names

2a. ORGANIZATION'S NAME

OR
2b. INDIVIDUAL'S LAST NAME			FIRST NAME	MIDDLE NAME		SUFFIX

2c. MAILING ADDRESS			CITY	STATE	POSTAL CODE	COUNTRY

2d. SEE INSTRUCTIONS	ADD'L INFO RE ORGANIZATION DEBTOR	2e. TYPE OF ORGANIZATION	2f. JURISDICTION OF ORGANIZATION	2g. ORGANIZATIONAL ID # if any		☐ NONE

3. SECURED PARTY'S NAME (or NAME of TOTAL ASSIGNEE of ASSIGNOR S/P) - insert only one secured party name (3a or 3b)

3a. ORGANIZATION'S NAME

OR	Mortgage Guaranty Insurance Corporation
3b. INDIVIDUAL'S LAST NAME	FIRST NAME	MIDDLE NAME		SUFFIX

3c. MAILING ADDRESS	CITY	STATE	POSTAL CODE	COUNTRY

250 East Kilbourn Avenue	Milwaukee	WI	53202	USA

4. This FINANCING STATEMENT covers the following collateral:

All of Debtor's right, title and interest in and to any and all disbursements from the CHL Escrow Account to which Debtor is entitled pursuant to the terms and conditions of the Settlement Agreement or the Escrow Agreeement. As used herein:

"CHL Escrow Account" means the escrow account established pursuant to Section 2 (c) of the Settlement Agreement, into which Debtor will deposit certain sums as set forth in the Settlement Agreement.

"Settlement Agreement" means that certain Confidential Settlement Agreement and Release made as of April 5, 2013 by and among Debtor, Mortgage Guaranty Insurance Corporation and Bank of America, N.A., in its capacity as master servicer or servicer of certain loans described therein.

"Escrow Agreement" means that certain Escrow Agreement dated as of April 5, 2013 by and between Debtor, Mortgage Guaranty Insurance Corporation, and Bank of America, N.A., in its capacity as master servicer or servicer of certain loans described in the Settlement Agreement; and U.S. Bank National Association as escrow agent.

5. ALTERNATIVE DESIGNATION [if applicable]:	☐	LESSEE/LESSOR	☐	CONSIGNEE/CONSIGNOR	☐	BAILEE/BAILOR	☐	SELLER/BUYER	☐	AG. LIEN	☐	NON-UCC FILING

6.	☐	This FINANCING STATEMENT is to be filed [for record] (or recorded) in the REAL ESTATE RECORDS. Attach Addendum [if applicable]	7. Check to REQUEST SEARCH REPORT(S) on Debtor(s) [ADDITIONAL FEE] [optional]	☐	All Debtors	☐	Debtor 1	☐	Debtor 2

8. OPTIONAL FILER REFERENCE DATA

New York Secretary of State

FILING OFFICE COPY - UCC FINANCING STATEMENT (FORM UCC1) (REV. 05/22/02)